Exhibit 10.24
Notice: certain identified information has been excluded
from the exhibit because it is both (i) not material and
(ii) would be competitively harmful if publicly disclosed.

MANUFACTURING AND SUPPLY
AGREEMENT

between
KITRON
and
MedAvail Technologies Inc.

TABLE OF CONTENTS

1	THE PARTIES		4

2	SCOPE OF THE FRAME AGREEMENT		4

3	CONTRACT DOCUMENTS		4

4	CONTACT PERSONS; NOTICES		5

5	CONTRACT PERIOD		5

6	TERMINATION		6

7	FORECASTS AND ORDERING AND ADDITIONAL SERVICES		6
	7.1	FORECASTS	6
	7.2	ORDERS, ORDER CONFIRMATION AND CHANGES	6
	7.2.1	General	6
	7.2.2	Supplementary orders	7
	7.2.3	Changes	7
	7.3	COMPONENT PROCUREMENT	7
	7.3.1	Component availability	7
	7.3.2	Discontinued component	7
	7.3.3	Purchases in the spot market	7
	7.3.4	Last time buy (LTB)	7
	7.3.5	Surplus stock	8
	7.4	SPARE PARTS	8
	7.5	CONSULTANCY SERVICES	8
	7.6	SAFETY STOCK	8
	7.7	PURCHASE OF TOOLING	9
	7.8	LOGISTIC AND WAREHOUSING SERVICES	9

8	QUALITY REQUIREMENTS		9
	8.1	GENERAL	9
	8.2	STANDARD QUALITY REQUIREMENTS	9
	8.3	QUALITY CLAUSES AND CONTROL CODES	9
	8.4	ROHS	9
	8.5	ESD	10
	8.6	RIGHT TO INSPECT	10

9	PRICES AND PAYMENT		10
	9.1	PRICES	10
	9.2	Cost Reduction and Vendor Rebates	10
	9.3	PAYMENT	10

Kitron Technologies
345 Pomroys Drive Windber, Pennsylvania 15963 USA
Tel.: +1 814-467-6060 www.kitron.com	2

10	INSURANCE		11
	10.1	Insurance Requirements	11
	10.2	Certificates of Insurance.	11
	10.3	Waiver of Subrogation/Waiver of Right to Recover.	11

11	WARRANTY		11
	11.1	WARRANTY	11
	11.2.	DEFECTS AND FAULTS	12
	11.3	Additional Warranties.	13

12	INTELLECTUAL PROPERTY RIGHTS AND TRADEMARK		13
	12.1	General.	13
	12.2	Trademark Usage	13
	12.3	CUSTOMER Ownership.	13
	12.4	Developments	14
	12.5	SUPPLIER’s GRANT OF LICENSE TO CUSTOMER	14
	12.6	SUPPLIER’s Manufacturing Rights	14
	12.7	CUSTOMER Grants License.	14
	12.8	IPR INFRINGEMENT	14

13	GENERAL TERMS AND CONDITIONS		15
	13.1	Business Continuity and Disaster Recovery Plans	15
	13.2	FORCE MAJEURE	15
	13.3	EXTENSION OF TIME AND ADDITIONAL PAYMENT	15
	13.4	Indemnification	15
	13.5	LIMITATION OF LIABILITY	16
	13.6	ENTIRE AGREEMENT	16
	13.7	CHANGES	16
	13.8	SEVERABILITY	17
	13.9	WAIVER	17
	13.10	CONFIDENTIALITY	17
	13.11	CODE OF CONDUCT	18
	13.12	APPLICABLE LAW	20
	13.13	DISPUTE RESOLUTION & ARBITRATION	20
	13.14	MEDIA PUBLICATION	21
	13.15	FURTHER ACTS; COOPERATION	21
	13.16	RIGHTS CUMULATIVE	21
	13.17	COUNTERPARTS.	21

Kitron Technologies
345 Pomroys Drive Windber, Pennsylvania 15963 USA
Tel.: +1 814-467-6060 www.kitron.com	3

1THE PARTIES
MedAvail Technologies Inc. (the “CUSTOMER”) a company incorporated and organized under the laws of Ontario with a registered office at: #1 - 6665 Millcreek Dr. Mississauga, Ontario L5N 5M4
-And-
KITRON TECHNOLOGIES (the “SUPPLIER”) a company incorporated and organized under the laws of Delaware with a registered office at: 345 Pomroy’s Drive. Windber, Pennsylvania 15963 have today entered into this Manufacturing and Supply Agreement for electronic manufacturing services ("Agreement").
The CUSTOMER and the SUPPLIER, individually referred to as “Party” and collectively as the “Parties”, Terms written with capital first letter shall have the meaning designated to them in Appendix 1 (Definitions) or in the paragraph in which they are written in bold between quotation marks.
2SCOPE OF THE FRAME AGREEMENT
The Parties have entered into this Agreement through which the CUSTOMER desires to purchase and SUPPLIER desires to perform certain services and related industrialisation, manufacturing, and after-market services.
The scope of this Agreement is to outline the legal and commercial requirements of this joint cooperation between the Parties, including the technical specifications and the individual responsibilities within this joint cooperation between the two Parties.
It is the Parties’ intention that this contractual arrangement will provide the basis for a high quality, cost effective and timely working relationship between the Parties.
SUPPLIER shall produce the Products on behalf of CUSTOMER in accordance with CUSTOMER’s procedures and specifications attached hereto and all other applicable legal requirements. In the event CUSTOMER desires to change any of the Specifications for the Products, CUSTOMER shall advise SUPPLIER in writing of such proposed changes and the Parties shall meet or confer as soon thereafter as reasonably practicable to discuss such changes, including, but not limited to, any potential changes to the pricing and production schedules for the Products as a result of any changes to the Specifications. No changes to the Specifications will be implemented unless pursuant to a written agreement signed by authorized representative of both Parties.
Eligible Purchasers. This Agreement entitles CUSTOMER, and only entities designated in writing by CUSTOMER to purchase CUSTOMER Products from SUPPLIER under the terms set forth below.
3CONTRACT DOCUMENTS
This Agreement governs the general rights and obligations between the Parties and is comprised of the following appendices:

Appendix No	Name of appendix
1	Definitions
2	Specifications
3	Product and Service Parts; Pricing
4	Form of Purchase Order
5	Change Order Form
5.1	Change Order Form - MedAvail EC Template
Conflict of Terms. The Appendices, Exhibits, Schedules and any other documents specifically appended hereto are incorporated in this Agreement by this reference. Except as otherwise provided in this Agreement, in the event of conflict or discrepancy between this Agreement and any of the other Appendixes, this Agreement shall prevail.

Kitron Technologies
345 Pomroys Drive Windber, Pennsylvania 15963 USA
Tel.: +1 814-467-6060 www.kitron.com	4

4CONTACT PERSONS; NOTICES
All contact between the Parties in connection with this Agreement must be in writing, and for day to day management sent by e-mail to the following contact persons:

CUSTOMER:	George Burrows, Vice-President, Operations, gburrows@medavail.com

SUPPLIER:	Michael Hinson, Quality and Contracts Manager, mike.hinson@kitrontech.com
All other notices, communications, payments or demands required or permitted to be given or made under this Agreement shall be sufficiently given or made if delivered personally to the party to whom the same is directed or if delivered by courier and addressed as follows:

As to MedAvail: Legal	As to Kitron:
6665 Millcreek Dr. Unit 1	Lissa Washabaugh, Finance Manager
Mississauga, ON	345 Pomroy’s Drive
L5N 5M4	Windber, PA 15963
legal@medavail.com	lissa.washabaugh@kitrontech.com
A notice, communication, payment or demand is deemed to be delivered and received either upon receipt or refusal of receipt. Any party may change its address for service from time to time by providing written notice of the change to each of the other parties to this Agreement in accordance with the foregoing. Any subsequent notice must be sent to the party at its changed address. Any element of a party’s address that is not specifically changed in a notice will be assumed not to be changed.
5CONTRACT PERIOD
This Agreement shall be effective as of the last date it is signed by either of the parties below (the “Effective Date”). This Agreement will commence as of the Effective Date and continue for three (3) years (“Initial Term”), unless earlier terminated in accordance with the provisions in Section 6. After the expiration of the Initial Term hereunder (unless this Agreement has been terminated in accordance with its term or otherwise), this Agreement shall be automatically extended for successive one-year terms (each, an “Extended Term”), unless either Party has notified the other in writing of its intent to terminate not later than one-hundred and eighty (180) days prior to the commencement of the upcoming Extended Term. The Initial Term, together with any and all Extended Terms, is referred to collectively as the “Term.”
6TERMINATION
6.1Either party may terminate this Agreement at any time after the Initial Term, with or without cause, by written notice to the other, such termination to become effective two hundred-forty (240) days after receipt of such notice.
6.2At the option of either party hereto in the event that the other party:
6.2.1.breaches any obligation hereunder and fails to remedy such breach within thirty (30) calendar days after being given written notice to that effect; or
6.2.2.makes an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against such party in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of such party or of all or any substantial part of the properties of such party, or such party or its directors or majority stockholders shall take any action looking to the dissolution or liquidation of such party;

Kitron Technologies
345 Pomroys Drive Windber, Pennsylvania 15963 USA
Tel.: +1 814-467-6060 www.kitron.com	5

Either party may also terminate this Agreement in the event that a law, decree or regulation is enacted or adopted by any governmental authority which would impair or restrict in any manner whatsoever the right of such party to terminate or elect not to renew this Agreement; provided, however, that such termination shall not take effect until the day prior to the effective date of the aforementioned law, decree or regulation.
If this Agreement is cancelled, terminated or expires, the provisions meant to survive such an event shall continue to apply, including provisions regarding confidentiality, title to equipment and documentation, guarantee liability and the resolution of disputes.
7FORECASTS AND ORDERING AND ADDITIONAL SERVICES
7.1FORECASTS
The CUSTOMER undertakes to send to the SUPPLIER updated forecasts with a 6-month horizon at least once a month. The purpose is to enable the SUPPLIER to plan production and purchasing of material and equipment, hereinafter referred to as Inventory level, in order to secure the deliveries to the CUSTOMER. The forecasts shall be in writing and shall be approved and signed by both Parties.
The delivery volume per Product shall be divided and stated per week for the first 16 weeks + internal lead time. For subsequent periods, the forecast delivery volume shall be agreed upon by the parties in writing.
7.2ORDERS, ORDER CONFIRMATION AND CHANGES
7.2.1General
The SUPPLIER will confirm the order within 10 Days of receiving the forecast.
7.2.2Supplementary orders
In case of written orders for non-forecast deliveries, the SUPPLIER shall give written confirmation of the order after having checked the delivery time and the availability of components and the internal production capacity. The time this takes depends on the complexity of the Product and the order. An order of this kind is binding upon the CUSTOMER upon written confirmation by the SUPPLIER.
7.2.3Changes
The CUSTOMER may request technical changes in the Products, changes in volume and delivery time using the form of Change Order set out as Appendix 5. Any such changes are subject to SUPPLIERS’ approval, which shall not be unreasonably withheld. Within reasonable time after receiving such request, SUPPLIER shall inform the CUSTOMER of what consequences the change may have for the price, delivery time, Product quality etc. and other contract terms if any. The change shall be implemented upon written agreement between the Parties unless the Change Order specifies another date.
7.3COMPONENT PROCUREMENT
7.3.1Component availability
Procurement of component under this Agreement is subject to component availability. SUPPLIER shall apply its best efforts to secure materials according to the forecasted volumes. If that is not possible due to allocations in the electronic components’ market, SUPPLIER and CUSTOMER will work together to find a solution. SUPPLIER will take best measures to facilitate that the deliveries to CUSTOMER is made on the agreed time and cost, but reserves the right to extension of time and additional payment resulting from component shortage or the like.
If a component shortage situation occurs, the Parties shall co-operate in good faith to find an appropriate solution.

Kitron Technologies
345 Pomroys Drive Windber, Pennsylvania 15963 USA
Tel.: +1 814-467-6060 www.kitron.com	6

7.3.2Discontinued component
In cases where the CUSTOMER has specified components which have been discontinued or which will no longer be part of the component manufacturer’s production, the SUPPLIER shall make CUSTOMER aware of discontinuation and use reasonable efforts to source alternative components for CUSTOMER approval without delay. If it is not possible to procure suitable alternatives meeting the Specifications, the SUPPLIER shall assist in making a ”Last Time Buy”, per section 7.3.4 or try to procure approved alternatives.
7.3.3Purchases in the spot market
With written CUSTOMER consent, In the event of a shortage of components in the market, or in other situations which require the SUPPLIER to purchase components in the spot market, the CUSTOMER will be charged with the SUPPLIER’s actual costs, including the agreed material mark-up, not to exceed 5% of the material cost of the component. The SUPPLIER In case of purchases which require the prior approval of the CUSTOMER, the CUSTOMER undertakes to reply to the SUPPLIER’s request within 24 hours.
7.3.4Last time buy (LTB)
If the CUSTOMER decides to make an LTB, the SUPPLIER may provide assistance. A purchase of this kind shall be ordered in writing by the CUSTOMER and confirmed in writing by the SUPPLIER. The LTB shall be invoiced at the material cost on delivery from the SUPPLIER’s subcontractor. The CUSTOMER may request the SUPPLIER to carry stocks of LTB components on the same terms as apply to the backup store, but adjusted for the inventory held in accordance with forecasts.
7.3.5Surplus stock
Upon the expiry of this Agreement or Purchase Order, for whatever reason, the CUSTOMER may purchase at Material price all surplus stocks of components which are product-specific and/or customer-specific for production for the CUSTOMER. The same applies for Products modified by the CUSTOMER, or if the Product is not to be produced, or has not been produced by the SUPPLIER for the last 6 months, or if the purchased components can no longer be used in the SUPPLIER’s current production. The CUSTOMER acknowledges that the SUPPLIER must procure components in whole packages (rolls and sticks) and that customer-designed components must be procured in quantities that exceed the current forecast.
7.4SPARE PARTS
The SUPPLIER shall supply and maintain the Products covered by this Agreement for a period of minimum one (1) year from the date of the last Purchase Order for the relevant Product. Supply of spares is part of this responsibility. In the said period the Supplier shall maintain competent technical staff and provide technical assistance.
The Parties may extend this period, at terms to be agreed in writing.
7.5CONSULTANCY SERVICES
If the Parties agree that SUPPLIER shall provide consultancy services outside to the scope of Services to CUSTOMER, such consultancy services shall be quoted separately and handled under a separate Agreement.
7.6SAFETY STOCK
At CUSTOMER’s discretion, SUPPLIER shall purchase a specific Safety Stock to facilitate that the CUSTOMER has access to components that may be difficulty available due to a general shortage of such components in the marketplace. SUPPLIER will procure all materials, including but not limited to components and parts for up to 50 units and keep as safety stock. The parties agree there will be a material liability if the material is not purchased within a 12 month period starting from when CUSTOMER orders.

Kitron Technologies
345 Pomroys Drive Windber, Pennsylvania 15963 USA
Tel.: +1 814-467-6060 www.kitron.com	7

Quantity (in whole or in part)	8 weeks	6 weeks	4 weeks
1-25	[***]	[***]	[***]
26-50	[***]	[***]	[***]
The above table represents estimated material costs as of August 2020, to be adjusted from time to time.
Additionally, at CUSTOMER’s request, SUPPLIER agrees to procure parts, assemble, test and store up to 20 finished units at SUPPLIER’s cost and to make such units available for delivery with at least one weeks’ notice from CUSTOMER. Any ECO’s to be applied to the Safety Stock will be at CUSTOMER’s cost.
7.7PURCHASE OF TOOLING
SUPPLIER shall purchase tooling specifically designated for CUSTOMER, such purchase shall be made by SUPPLIER on behalf of CUSTOMER.
7.8LOGISTIC AND WAREHOUSING SERVICES
If the Parties agree that SUPPLIER shall provide certain logistic and warehousing services in additions to the logistic functions set out herein, such logistic and warehousing services shall be provided in accordance with the terms and conditions agreed under a separate Agreement.
8QUALITY REQUIREMENTS
8.1GENERAL
The SUPPLER shall plan, organize and control his activities in such a manner that the contractual requirements are systematically achieved and deficiencies are detected, corrected and prevented from recurring. Objective evidence shall be produced to demonstrate that the SUPPLIER has maintained control over his operation and performed evaluations to assure that the delivered product conforms to contractual requirements.
8.2STANDARD QUALITY REQUIREMENTS
SUPPLIER shall have an operative quality system which satisfies the international standards of ISO 9001:2015 and ISO 13458:2016.
8.3QUALITY CLAUSES AND CONTROL CODES
To reduce risk of failures related to the delivery of the Products, the Parties shall jointly develop Quality Requirements.
The Quality Requirements shall be approved by CUSTOMER and set out as outlined below.
SUPPLIER shall forward the approved Quality Requirements relevant to each Product to the sub-suppliers.
WORKMANSHIP STANDARDS The EMS Service shall comply with the following workmanships standards at no additional cost to CUSTOMER:
•IPC-A-610D Class 2 - Acceptability of Electronic Assemblies
•J-STD 001D Class 2 - Requirements for Soldered Electrical and Electronic Assemblies
•IPC 7711A/7721A Class 2- Rework, and Modification Repair Guide
•IPC A-620 Class 2 - Requirement and Acceptance for Cable and Wire Harness Assemblies

Kitron Technologies
345 Pomroys Drive Windber, Pennsylvania 15963 USA
Tel.: +1 814-467-6060 www.kitron.com	8

8.4ROHS
CUSTOMER will be responsible for determining the extent to which the Products must comply with the European Union Restriction on the Use of Certain Hazardous Substances (Directive 2011/65/EU)(“ROHS”). SUPPLIER acknowledges the need for Product compliance (in whole or in part) with ROHS and declares that (1) SUPPLIER’S manufacturing processes will be ROHS compliant to the extent required by such notification, except as otherwise may be specified in writing by CUSTOMER, and (2) SUPPLIERs will procure Components in compliance with the CUSTOMER supplied bill of materials, approved manufacturer's list and other Product documentation.
8.5ESD
Electrostatic discharge sensitive material and product will be managed according to: EN 61340-5-1:2001 – ESD.
8.6RIGHT TO INSPECT
Upon reasonable notice, CUSTOMER has the right to inspect, at SUPPLIER’s plant, the CUSTOMER Products and associated manufacturing processes. CUSTOMER’s inspection may be for any reason reasonably related to this Agreement, including to assure SUPPLIER’s compliance with CUSTOMER’s Requirements. Should CUSTOMER find any material deficiencies in such manufacturing facilities during any such inspection, CUSTOMER shall have thirty (30) days following the date of inspection to furnish SUPPLIER with written notice of each such material deficiency. Upon receipt of such written notice, SUPPLIER will promptly take all commercially reasonable steps as are necessary to rectify each such material deficiency. If the noted material deficiency(ies) are not corrected within thirty (30) days following SUPPLIER’s receipt of CUSTOMER’s written notice, CUSTOMER will have the right to terminate this Agreement, provided that CUSTOMER shall grant SUPPLIER up to ninety (90) additional days to rectify such material deficiency(ies) if the cure cannot reasonably be accomplished within 30 days and SUPPLIER uses commercially reasonable efforts to cure the deficiency(ies).
9PRICES AND PAYMENT
9.1PRICES
The prices for the services and products provided by Supplier under this Agreement are set out in Appendix 3 – Price List.
All prices are in United States Dollars. Prices are stated on the basis of the following:
1.Current forecast
2.Current exchange rates
3.Current component availability
The prices are fixed for one calendar year at a time. The prices may be re-negotiated if the other Party is notified thereof four weeks before the end of this period and based upon volume increases, manufacturing efficiencies and other cost reductions.
9.2Cost Reduction and Vendor Rebates
All cost reductions and associated rebates from vendors or manufacturers shall be to the sole benefit of CUSTOMER with all cost reductions being applied to lower the price paid by CUSTOMER to SUPPLIER. Cost Reduction Proceeds shall apply as a Net Reduction.
9.3PAYMENT
Payment is due within 30 calendar days after delivery.
In the event of delayed payment for uncontested invoices, interest is payable in accordance with US law, currently at 1.5% per month, in addition to reasonable recovery costs. In the event of late payment or other breach of

Kitron Technologies
345 Pomroys Drive Windber, Pennsylvania 15963 USA
Tel.: +1 814-467-6060 www.kitron.com	9

contract by the CUSTOMER, the SUPPLIER reserves the right to withhold subsequent deliveries until payment is made or the breach is otherwise remedied.
10INSURANCE
10.1Insurance Requirements.
During the term of this Agreement, SUPPLIER will obtain and maintain insurance in the types and minimum amounts outlined below or as required by applicable Law, whichever is greater, and any such additional insurance necessary, to insure against claims that may arise from or in connection with SUPPLIER’s obligations under this Agreement, whether such obligations are performed by or on behalf of SUPPLIER:

Coverage Type	Minimum Limits of Liability
Commercial General Liability including contractual liability and product liability	•with a combined single limit for bodily injury and property damage of not less than $5,000,000 •$5,000,000 products and completed operations aggregate
Workers Compensation / Employer’s Liability	In accordance with the laws of the country, state, province, or territory exercising jurisdiction over employees of $2,000,000 each accident/disease–each employee
Umbrella Liability	$5,000,000 each occurrence/aggregate
10.2Certificates of Insurance.
On or before the Effective Date, and upon CUSTOMER’S request thereafter, SUPPLIER will provide certificate(s) of insurance providing evidence that SUPPLIER has complied with the insurance requirements set forth in this Agreement. SUPPLIER shall notify CUSTOMER with at least thirty (30) days advance notice in writing prior to cancellation of the insurance required hereunder. The CGL and Worker’s Compensation / Employer’s Liability policies shall name the CUSTOMER as an additional insured, but only with respect to liability arising out of this Agreement, and shall cover all claims arising out of incidents or events occurring during the term of the policies. SUPPLIER shall maintain its CGL insurance for a period of two (2) years after the termination or expiration of this Agreement.
10.3Waiver of Subrogation/Waiver of Right to Recover.
Except where prohibited by Law, SUPPLIER agrees to waive its rights to recover and its insurers’ rights of subrogation and rights to recover, as applicable, against CUSTOMER, under the commercial general liability, workers compensation, and employer’s liability coverage.
11WARRANTY
11.1WARRANTY
11.1.1.The SUPPLIER warrants that all Products supplied hereunder shall:
11.1.1.1. be manufactured, processed, and assembled by the SUPPLIER or third parties under SUPPLIER’s direction in accordance with and to conform with the Requirements and Specifications.
11.1.1.2. be owned by SUPPLIER free and clear of any liens, restrictions, encumbrances or other claims against title and ownership;
11.1.1.3. be fit and sufficient for the purposes for which the Products were manufactured and sold to CUSTOMER;
11.1.1.4. be free from defects in design, material and workmanship; and

Kitron Technologies
345 Pomroys Drive Windber, Pennsylvania 15963 USA
Tel.: +1 814-467-6060 www.kitron.com	10

11.1.1.5. be new and merchantable.
11.1.2.Seller acknowledges and agrees that these representations and warranties shall survive the inspection, testing, acceptance and/or use of the Products by CUSTOMER, are provided for the benefit of CUSTOMER and its successors, assigns and end-users of the Products purchased hereunder by CUSTOMER, and are in addition to any warranties and remedies to which the Parties may otherwise agree upon, which are provided by law, or are contained in any of SUPPLIER's standard product warranties that accompany the Products. SUPPLIER to meet the representations and warranties contained herein.
11.1.3.The Supplier further warrants the Products shall be free from defects in workmanship under normal use and service for one (1) year from the date of installation by the original purchaser. In the event of failure of the product, part or subsystem as a result of breach of the warranty in this Section, SUPPLIER, at its discretion, shall provide replacement parts or subsystems, and/or effect repairs as necessary, at its expense. If SUPPLIER does not have an operating production line for the products when the claim is made, then SUPPLIER and the CUSTOMER will negotiate in good faith a reasonable cost of repair of the product unit in a timely manner, which SUPPLIER will pay the CUSTOMER in full satisfaction of the warranty claim.
11.1.4.SUPPLIER shall exercise its commercially reasonable efforts to obtain warranties from third party suppliers for the benefit of CUSTOMER that are consistent with the terms of this Section 11.1. SUPPLIER shall pass through all warranties obtained from such third party suppliers.
11.1.5.SUPPLIER shall not knowingly violate or infringe any third party Intellectual Property Rights. If SUPPLIER learns of any claim or any facts upon which a claim could be made, it shall promptly notify CUSTOMER of this information without delay.
11.1.6.Should a defect occur during the warranty period and is found to be caused by SUPPLIER, SUPPLIER shall repair the unit in place or negotiate credit terms for the repair to be completed by CUSTOMER.
11.2.DEFECTS AND FAULTS
11.2.1.The SUPPLIER undertakes to repair or replace, at the discretion of the CUSTOMER, all defects due to installation faults and the use of non-specified materials by the SUPPLIER.
11.2.2.Defects caused by the CUSTOMER may be repaired by the SUPPLIER for CUSTOMER’s account, on terms to be agreed.
11.2.3.The SUPPLIER has no responsibility for defects due to the CUSTOMER, including but not limited to CUSTOMER’s design, documentation or software, wrong selection of components, normal wear and tear, modifications to the product made by the CUSTOMER, or unprofessional use or maintenance of the products.
11.2.4.CUSTOMER shall cover all direct cost incurred by SUPPLIER as a result of such faults or defects, including but not limited to troubleshooting, tests and repairs.
The warranty and remedy in section 11.2 are exclusive and in lieu of any and all other representations, specifications, warranties and remedies either express or implied, herein or elsewhere, or which might arise under law or equity or custom of trade including without limitation warranties of merchantability and fitness for a specified or intended purpose.
11.3.Additional Warranties.
SUPPLIER further warrants that (a) it has all required permits and authorizations to produce the Products, (b) its production shall be performed in compliance with all applicable laws and regulations and industry standards including, without limitation, laws, regulations, executive orders and standards applicable to wages, work hours, work place safety, child labor, prison or forced labor, protection of the environment, and the prohibition of discrimination based on the basis of race, color, national origin, gender, religion, disability, sexual orientation or political opinion and (c) it shall not knowingly use or follow any processes during the course of its manufacturing, assembly and testing of Products under this Agreement that infringe any third party Intellectual Property Rights.

Kitron Technologies
345 Pomroys Drive Windber, Pennsylvania 15963 USA
Tel.: +1 814-467-6060 www.kitron.com	11

12INTELLECTUAL PROPERTY RIGHTS AND TRADEMARK
12.1General.
Each party will maintain all right, title and interest in Pre-Existing Intellectual Property and Intellectual Property Rights developed or accrued during the Term through activities that are independent of the parties’ work together under this Agreement, subject to any licenses granted in this Agreement.
12.2Trademark Usage.
Nothing in this Agreement implies the grant of any license from one party to the other to use any Marks. Notwithstanding the foregoing, CUSTOMER grants to SUPPLIER the non-exclusive, limited right to reproduce any designated CUSTOMER Marks on CUSTOMER Products as directed by CUSTOMER during the Term.
12.3CUSTOMER Ownership.
Subject to SUPPLIER’s rights specified in Section 12.6 below, CUSTOMER will own all right, title and interest in all Property, including, but not limited to, all Intellectual Property Rights, in and to the Requirements, the Developments, and any CUSTOMER purchased Technical Manufacturing Information. SUPPLIER hereby assigns and agrees to assign (and have its employees and third party contractors employed by SUPPLIER assign) to CUSTOMER any Intellectual Property Rights it may have in any Property, including any such rights that it may possess in any Development and in any CUSTOMER purchased Technical Manufacturing Information and to take such actions necessary to effectuate such assignments to CUSTOMER. In addition, SUPPLIER will, at CUSTOMER’s expense, assist CUSTOMER in preparing and executing any documents necessary to obtain Intellectual Property Right protection for such Developments on a world-wide basis. CUSTOMER reserves all rights in all Property, and grants no one any licenses in any Property other than the express licenses set forth in Section 12.7.
12.4Developments.
CUSTOMER will own all Intellectual Property Rights in any Developments created by SUPPLIER in connection with CUSTOMER’s paid performance under this Agreement. Any Developments created by SUPPLIER in connection with its paid performance under this Agreement and directly related to CUSTOMER Product will be used solely by SUPPLIER for the testing and manufacturing of CUSTOMER Products, and SUPPLIER agrees to maintain the confidentiality of each Development created by SUPPLIER.
12.5SUPPLIER’s GRANT OF LICENSE TO CUSTOMER.
To the extent any of SUPPLIER’s Pre-Existing Intellectual Property is incorporated within any CUSTOMER Product, SUPPLIER grants to CUSTOMER, under its Intellectual Property Rights, a non-exclusive, irrevocable, perpetual, world-wide, royalty-free license to use, reproduce, display, distribute, import and disclose such Pre-Existing Intellectual Property solely as integrated with the CUSTOMER Product. Such license will include the right for CUSTOMER to sublicense to its distributors, resellers and other third parties to achieve the foregoing.
12.6SUPPLIER’s Manufacturing Rights
Unless paid for by CUSTOMER, SUPPLIER will retain all right, title and interest, including all Intellectual Property Rights, in and to SUPPLIER’s Technical Manufacturing Information for the CUSTOMER Products, subject to CUSTOMER’s rights in its Pre-Existing Intellectual Property and in Developments under Section 12.4. Any Technical Manufacturing Information developed by SUPPLIER and paid for by CUSTOMER will be used solely by SUPPLIER for the testing and manufacturing of CUSTOMER Products, and SUPPLIER may only sell such Products to CUSTOMER or Eligible Purchasers.

Kitron Technologies
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12.7CUSTOMER Grants License.
CUSTOMER grants to SUPPLIER under CUSTOMER’s Intellectual Property Rights, a non-exclusive, non- transferable, worldwide, royalty-free license to use the Requirements during the Term to design, develop, test and manufacture the Deliverables, for sale to CUSTOMER or Eligible Purchasers, for the term of this Agreement.
12.8IPR INFRINGEMENT
CUSTOMER shall indemnify and keep SUPPLIER harmless for any infringement of any third party’s intellectual property rights (IPR) by the Product Specification and/or the Product if manufactured in accordance with Product Specifications or the use thereof.
SUPPLIER assumes no responsibility if the Product Specifications and/or the Product if manufactured in accordance with the Product Specifications or the use thereof constitutes an infringement on any third party’s IPR. This indemnification shall include all costs, attorney’s fees and other expenses paid or incurred by or imposed upon Supplier in connection with the defense of any such claim.
If SUPPLIER or the CUSTOMER receives knowledge that an IPR may possibly be infringed upon, this must be made known to the other party without delay.
13GENERAL TERMS AND CONDITIONS
13.1Business Continuity and Disaster Recovery Plans
SUPPLIER agrees to maintain and update from time to time a business continuity and disaster recovery procedures with respect to its manufacturing and supply business, which are designed in the event of a significant business disruption affecting SUPPLIER, to be sufficient to enable SUPPLIER to resume and continue to perform its duties and obligations under this Agreement without undue delay or disruption. SUPPLIER shall test the operability of such procedures at least annually. The business continuity plan shall include plans to recover critical technology systems, production lines and procedures to restore business operations.
13.2FORCE MAJEURE
Neither party shall be held responsible for delays or non-performance caused by activities or factors beyond its reasonable control, including without limitation, war, weather, strikes, lockouts, fires, acts of God, terrorism, pandemics, epidemics, local disease outbreaks, public health emergencies, communicable diseases, quarantines; or civil disturbances or riots.or any other activities or factors beyond its control, whether similar or dissimilar to any of the foregoing. Notwithstanding the foregoing, the affected party shall promptly provide written notice thereof to the other party, which notice shall include a detailed description of the event of force majeure along with the affected party’s best estimate of the length of time such event will delay or prevent performance hereunder. Additionally, the affected party shall use all reasonable efforts to limit the impact of the event of force majeure on its performance hereunder. Notwithstanding the foregoing, unless agreed to in writing by CUSTOMER, any delay that CUSTOMER, in its sole discretion, deems excessive will be grounds for termination by CUSTOMER if such delay is not cured after ten (10) calendar days written notice of CUSTOMER’s intent to terminate.
13.3EXTENSION OF TIME AND ADDITIONAL PAYMENT
Both parties are responsible for meeting agreed deadlines. In the event of unforeseen or late changes or delay of CUSTOMER’s deliverables, or assistance under this Agreement or Purchase Order, or other hindrances or circumstances solely attributable to the CUSTOMER, SUPPLIER shall be granted an equivalent extension of time and additional payment, as the case may be.
13.4Indemnification
13.4.1.SUPPLIER’s Indemnification. SUPPLIER hereby agrees to defend, indemnify and hold harmless CUSTOMER, its subsidiaries, parents and affiliates and their officers, directors, shareholders, agents, servants and employees

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from and against all third party claims, losses, damages, suits, expenses (including reasonable attorneys’ fees) and costs (collectively “Claims”) in connection with or airing out of (i) any failure of SUPPLIER to manufacture, test, assemble, package, store, ship and deliver the Products in accordance with the Specifications, and (ii) any breach of SUPPLIER’s representations, warranties or obligations contained in this Agreement.
13.4.2.CUSTOMER’s Indemnification. CUSTOMER agrees to defend, indemnify and hold harmless SUPPLIER, its subsidiaries, parents and affiliates and their officers, directors, shareholders, agents, servants and employees from and against all from and against any and all Claims (i) alleging that any of the Products infringe any U.S. patent, trademark or copyright; or (ii) arising out of any breach of CUSTOMER’s representations, warranties or obligations contained in this Agreement. Without limiting the foregoing, it is expressly understood and agreed that CUSTOMER has sole responsibility for the Specifications pursuant to which the Products will be manufactured, and that, as between the Parties, CUSTOMER will have responsibility for the construction, labeling, packaging and shipping of the Products or any defects therein, so long as the Products ae manufactured in accordance with the Specifications.
SECTIONS 13.4.1 AND 13.4.2 STATE THE ENTIRE OBLIGATION OF THE PARTIES AND EXCLUSIVE REMEDIES WITH RESPECT TO THE PARTIES’ INDEMNIFICATION OBLIGATIONS PURSUANT TO THIS AGREEMENT.
13.4.3.Procedures for Indemnification.
Promptly after receipt of any written claim or notice of any action giving rise to a claim for indemnification, the Party seeking indemnification (the “Indemnified Party”) will provide the Party providing indemnification (the “Indemnifying Party”) with written notice of the claim or action. Failure to so notify the Indemnifying Party will not relieve the Indemnifying Party of its indemnification obligations, except to the extent that the failure or delay is prejudicial to the defense of the claim or action. The Indemnified Party will provide the Indemnifying Party with reasonable cooperation and assistance in the defense or settlement of any claim, and grant the Indemnifying Party control over the defense and settlement of the same, provided that any Indemnified Party shall be entitled to participate in the defense of the claim and to employ counsel at its own expense to assist in the handling of the claim. The Indemnifying Party shall not agree to any settlement which results in an admission of liability by the Indemnified Party without the Indemnified Party’s prior written consent, which consent shall not be unreasonably withheld or delayed. If the Indemnifying Party fails to assume the defense of any Claim, or does not diligently pursue such defense, the Indemnified Party may retain counsel and assume the defense of such Claim at the cost of the Indemnifying Party.
13.5LIMITATION OF LIABILITY
EXCEPT FOR THE PARTIES’ CONFIDENTIALITY OBLIGATIONS AND INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, THE PARTIES’ INDEMNFICATION OBLIGATIONS SET FORTH IN THIS AGREEMENT AND ACTS AND OMISSIONS THAT CONSTITUTE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY LOST OR ANTICIPATED PROFITS, OR ANY INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, OR CONSEQUENTIAL DAMAGES UNDER ANY CIRCUMSTANCES, REGARDLESS OF WHETHER EITHER PARTY HAD BEEN ADVISED OF, KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH.
13.6ENTIRE AGREEMENT
This Agreement and any other attachments specifically incorporated herein by reference, sets forth the entire agreement between the parties with respect to its subject matter and supersedes any prior agreements or communications between the parties, whether written or oral, relating hereto. No representation, inducement, or promise has been made or relied upon by either party in entering into this arrangement other than as specifically set forth herein. This Agreement may be modified only by a written amendment signed by an authorized representative of each party. To the extent that the terms hereof contradict any of the terms of any attachment hereto, the terms hereof shall govern, unless specifically set forth to the contrary in any such attachment.

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345 Pomroys Drive Windber, Pennsylvania 15963 USA
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13.7CHANGES
The terms, conditions, covenants and other provisions of this Agreement may only be modified, amended, supplemented or otherwise changed by agreement, in writing by both parties.
13.8SEVERABILITY
In the event that one or more of the provisions contained in this Agreement shall be declared invalid or unenforceable by the final and not appealable order, decree or judgement of any competent court or arbitration tribunal, this Agreement shall be construed as if such provision had not been inserted, provided that the economic basis of this Agreement is not fundamentally altered.
13.9WAIVER
A waiver by a Party of any of its rights under any provision of this Agreement shall not constitute a waiver of any other breach of that or any other provision of this Agreement. Any waiver must be evidenced by writing signed by the Party against whom the waiver is sought to be enforced.
13.10CONFIDENTIALITY
13.10.1.Confidential Information. The Parties acknowledge that for the purpose of the performance of this Agreement and the production and sale of the Products hereunder, one Party may disclose to the other confidential and/or sensitive information ("Confidential Information"). The Party disclosing information is referred to as the "Disclosing Party" and the Party receiving information as the "Receiving Party." For the purpose of this Agreement, "Confidential Information" shall mean all information disclosed by the Disclosing Party to the Receiving Party during the Term of this Agreement which is non-public and either proprietary or confidential in nature and related to the Disclosing Party’s financial, marketing, sales and business plans, financial statements, analyses, forecasts and projections, customer and distributor lists and related information, customer agreements, SUPPLIERs, vendors and independent contractors, products, inventions and trade secrets, know-how, formulae, compositions, processes, product specifications, sketches, drawings, samples, past, current and planned research and development, current and planned manufacturing and/or distribution methods and processes, internal management tools and systems, pricing policies and methods, and costing policies and methods, which is (a) marked as confidential at the time of disclosure; or, (b) is unmarked (e.g., disclosed orally or visually) but is identified as confidential at the time of disclosure, or (c) due to the nature of the information or the circumstances of disclosure, would be understood by a reasonable person to be confidential. All Confidential Information shall remain the property of the disclosing Party.
13.10.2.Use of Confidential Information; Standard of Care. The Receiving Party shall maintain the Confidential Information in strict confidence and disclose the Confidential Information only to its employees who have a need to know such Confidential Information in order to fulfill the business affairs and transactions between the Parties contemplated by this Agreement and who are under confidentiality obligations no less restrictive than this Agreement. The Receiving Party shall at all times remain responsible for breaches of this Agreement arising from the acts of its employees and agents. Receiving Party shall protect Confidential Information by using the same degree of care as Receiving Party uses to protect its own information of a like nature, but no less than a reasonable degree of care, to prevent the unauthorized use, disclosure, dissemination, or publication of the Confidential Information. The Receiving Party agrees not to use the Disclosing Party’s Confidential Information for its own purpose or for the benefit of any third party, without the prior written approval of the Disclosing Party. The Receiving Party shall not decompile, disassemble, or reverse engineer all or any part of the Confidential Information. The Receiving Party will not manufacture or have manufactured any products which are the same as or similar to the Products using confidential designs or engineering data which have been transmitted to the Receiving Party by the Disclosing Party in connection with the sale of Products hereunder. No Confidential Information furnished to the Receiving Party shall be duplicated or copied except as may be strictly necessary to effectuate the purpose of this Agreement. The Receiving Party shall promptly return or, at the Disclosing Party’s option, certify destruction of all copies of Confidential Information at any time upon request by the Disclosing Party or within ten (10) days following the expiration or earlier termination of this Agreement.

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13.10.3.Exceptions. The Receiving Party shall not have any obligations to preserve the confidential nature of any Confidential Information that (a) Receiving Party can demonstrate by competent evidence was rightfully in the Receiving Party’s possession before receipt from the Disclosing Party; (b) is or becomes a matter of public knowledge through no fault of the Receiving Party; (c) is rightfully provided to Receiving Party from a third party without, to the best of Receiving Party’s knowledge, a duty of confidentiality; (d) is independently developed by Receiving Party without use of the Confidential Information, as demonstrated by competent evidence; or (e) is disclosed by Receiving Party with Disclosing Party’s prior written approval. If the Receiving Party is confronted with legal action to disclose Confidential Information received under this Agreement, the Receiving Party shall, unless prohibited by applicable law, provide prompt written notice to the Disclosing Party to allow the Disclosing Party an opportunity to seek a protective order or other relief it deems appropriate, and Receiving Party shall reasonably assist Disclosing Party in such efforts.
13.10.4.Equitable Relief. The Receiving Party hereby agrees and acknowledges that any breach or threatened breach of this Agreement regarding the treatment of the Confidential Information will result in irreparable harm to the Disclosing Party for which there will be no adequate remedy at law. In addition to other remedies provided by law or at equity, in such event the Disclosing Party shall be entitled to seek an injunction, without the necessity of posting a bond, to prevent any further breach of this Agreement by the Receiving Party.
13.11CODE OF CONDUCT
13.11.1.Assumptions and general clauses
The Parties shall comply with all laws and regulations applicable to the Parties, and each Party shall adhere to the highest standards of ethical behavior and integrity in the performance of this Agreement. Furthermore, the Parties acknowledge CUSTOMER may provide and SUPPLIER shall reasonably accept the code of conduct and compliance requirements of CUSTOMER’S clients.
The Parties shall comply with all applicable laws and regulations related to Anti-Corruption, including the OECD Convention on Combating Bribery of Foreign Public Officials in International Business, ref. item 9.11.2.
Furthermore, the parties agree that they will comply with any applicable regulations related to financial sanctions and export control, and in particular not engage in business with entities owned or controlled by persons that are the target of any sanctions administered or enforced by the US Department of Treasury`s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty`s Treasury, the Norwegian Ministry of Foreign Affairs or other relevant sanctions authorities, ref. item 9.11.3.
The Parties warrant that they have not been and will not be involved in serious or systematic human rights violations such as murder, torture, deprivation of liberty, forced labour, child labour and other exploitation, or serious violations of individual`s rights in situations of war and conflict.
The SUPPLIER undertakes to comply with, and agrees that it shall not engage in any activity, practice or conduct in breach of:
(i)any applicable environmental and natural resources laws and regulations, including but not limited to, the Norwegian Energy Act, the UK Climate Change Act, as well as all other applicable international, regional, national or local law.
(ii)any applicable health and safety laws and regulations, including but not limited to the Norwegian working environment Act, the Health and Safety at Work Act, as well as all other applicable international, regional, national or local law.
The CUSTOMER shall comply with and not engage in any activity, practice or conduct in breach of:
(iii)any illegal Money Laundering transactions

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345 Pomroys Drive Windber, Pennsylvania 15963 USA
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13.11.2.Anti-Corruption
The parties represents and warrants that they or no persons or entities acting on their behalf directly or indirectly, in any way that relates to this Agreement, commits any crime of corruption. This includes making, offering or authorizing any:
(i)offer, promise, pay, give, or authorise any financial or other advantage, or anything else of value, to any other person, entity or organisation, with the intent to exert improper influence over the recipient, induce the recipient to violate his or her duties, secure an improper advantage, or improperly reward the recipient for past conduct;
(ii)offer, promise, pay, give, authorise, request or receive an improper advantage, or accept an offer thereof, in connection with a position, office or assignment; or
(iii)request, receive or accept, for the benefit of himself or anyone else, any financial or other advantage, or anything else of value, as an inducement or a reward for violating a duty of loyalty to either party of this agreement, or improperly performing a function that relates in any way to the Contract or to Company.
Furthermore, each Party and any of their directors, employees or representatives shall not authorize, offer, promise or make any form of other minor payments, so called "facilitation payment" or "grease payment", in relation to this Agreement.
The parties shall immediately report to the other party any requests or solicitations for improper advantages as mentioned in this section. Any act or omission in violation of this section constitutes a reason to terminate the Agreement.
13.11.3. Sanctions and export controls
CUSTOMER represents and warrants that it will comply with all applicable sanctions and export control laws in use of SUPPLIER'S product, or in performing it's CUSTOMER Provided Equipment regarding this Agreement including, but not limited to, by obtaining all required government licenses for the export, re-export, import or transfer of items (goods, technology or software/source code) pursuant to this Agreement.
CUSTOMER shall provide SUPPLIER with information if the designed products is, or the purpose of the components is to be used in, an export controlled item.
Nothing in the Agreement requires any party to take any action or refrain from taking any action, where doing so would be prohibited or penalised by applicable sanctions or export control laws.
13.12APPLICABLE LAW
This agreement and all matters arising out of or relating to this agreement, and all claims, causes of action, controversies, or matters in dispute between the parties to this agreement—whether sounding in contract, tort, statute, regulation, or otherwise, and including but not limited to those arising out of or relating to this agreement—shall be governed by, construed, interpreted, and enforced in accordance with the substantive and procedural laws of the Canadian Province of Ontario, including its statutes of limitations, without giving effect to any choice of law or conflict of laws rules or provisions, whether the Canadian Province of Ontario or any other jurisdiction, that would cause the application of the laws of any jurisdiction other the Canadian Province of Ontario. The parties exclude application of the United Nations Convention on Contracts for the International Sale of Goods. THE PARTIES FURTHER AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTERCLAIM OR ACTION ARISING FROM THE TERMS OF THIS AGREEMENT.
13.13 DISPUTE RESOLUTION & ARBITRATION
13.13.1.Good Faith Resolution. The Parties will attempt in good faith to resolve any controversy or claim arising out of or in connection with this Agreement by promptly conferring in negotiations between representatives of both Parties who have authority to settle the controversy. The Parties agree to exchange memoranda setting forth the issue(s) in dispute and that Party's position thereon, and the name(s) and title(s) of the representatives of that

Kitron Technologies
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Party. If the matter is not resolved within thirty (30) days after one Party initiates a request for a conference of the representatives, either Party may initiate arbitration proceedings as provided in this Section 13.13.
13.13.2.Any dispute, controversy or claim arising out of or related in any manner to this Agreement which cannot be amicably resolved by the Parties shall be solely and finally settled by arbitration administered by the American Arbitration Association in accordance with its commercial arbitration rules. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place before a panel of three (3) arbitrators sitting in Toronto, Ontario. The language of the arbitration shall be English. The arbitrators will be bound to adjudicate all disputes in accordance with the laws of the province of Ontario. The decision of the arbitrators shall be in writing with written findings of fact and shall be final and binding on the Parties. The arbitrator shall be empowered to award money damages, but shall not be empowered to award consequential damages, indirect damages, incidental damages, special damages, punitive damages or specific performance. This section 13.13 provides the sole recourse for the settlement of any disputes arising out of, in connection with, or related to this Agreement, except that a Party may seek a preliminary injunction or other injunctive relief in any court of competent jurisdiction if in its reasonable judgment such action is necessary to avoid irreparable harm. Except by written consent of the Parties, no arbitration arising out of or relating to this Agreement or the parties’ dealings may include, by consolidation, joinder or in any other manner, any person or entity not a Party to the Agreement under which such arbitration arises. The arbitration agreement herein among the Parties will be specifically enforceable under applicable law in any court having jurisdiction thereof.
The arbitrators will award to the prevailing Party, if any, as determined by the arbitrators, all of its Costs and Fees. "Costs and Fees" mean all reasonable pre-award expenses of the arbitration, including the arbitrators' fees, administrative fees, travel expenses, out-of-pocket expenses (such as copying and telephone), court costs, witness fees and attorneys' fees.
13.14MEDIA PUBLICATION
Neither Party will publish or distribute any media releases, public announcements or external disclosures, except for discrete discussions with commercial Parties who are under a binding non-disclosure agreement or confidentiality agreement for the benefit of the other Party, of any nature relating to this Agreement or its subject matter, use or display the name or any Trade-mark of the other Party or its Affiliates, without the other Party’s prior written consent (not to be unreasonably withheld, delayed or conditioned). In addition, the Parties shall work together to establish a shared-communications protocol to deal with any issues with press and public inquiries, with due regard for the short and long-term objectives of CUSTOMER and SUPPLIER. Notwithstanding the forgoing, each Party may make disclosures if required by Applicable Law; provided, however, that where any such disclosure is required by Applicable Law, such disclosing Party will notify the other Party in writing of the content of the proposed disclosure and will use commercially reasonable efforts to obtain such other Party’s approval of the consent prior to disclosure.
13.15FURTHER ACTS; COOPERATION
Each Party agrees to perform any further acts and to execute and deliver any further documents and take such additional actions as may be reasonably necessary to effectively perform this Agreement. Each Party shall fully cooperate with the other Party with respect to the performance of this Agreement.
13.16RIGHTS CUMULATIVE
The rights and remedies of the Parties herein provided shall be cumulative and not exclusive of any rights or remedies provided by law or equity.
13.17 COUNTERPARTS.
This Agreement may be executed in any number of counterparts (whether in original or facsimile or PDF form) with the same effect as if all Parties had signed the same document.
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Kitron Technologies
345 Pomroys Drive Windber, Pennsylvania 15963 USA
Tel.: +1 814-467-6060 www.kitron.com	18

IN WITNESS WHEREOF, each Party hereto is the duly authorized signatory and has caused this Agreement to be duly executed as of the Effective Date.

For CUSTOMER:		For SUPPLIER:
Place:	Date: Aug 17, 2020	Place: Windber, PA USA	Date: 17 August 2020
Signature:		Signature:	Digitally signed by Michael Hinson Date: 2020.08.17 06.45:45 -04'00'
/s/ Michael Hinson
Signature: /s/ Ryan Ferguson

Email: rferguson@medavail.com
Name: Ryan Ferguson		Name: Michael Hinson
Title: CFO		Title: Quality and Contracts Manager

Kitron Technologies
345 Pomroys Drive Windber, Pennsylvania 15963 USA
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Appendix 1 - Definitions
The terms written with capital first letter shall have the meaning designated to them in this appendix 1 or in the paragraph in which it is written in bold between quotation marks:

“Agreement”	means this agreement together with all Schedules attached or added hereto, as it may be amended, restated or supplemented from time to time.

“Approved Vendor List”	or “CLIENT-AVL” refers to CUSTOMER mandated vendors and their associated components deemed critical to the success of the Product. CUSTOMER may, at its own discretion, also maintain a contractual relationship with these vendors if they are perceived to be critical to the success of the Product. The terms and conditions of any such CLIENT-AVL vendor agreements will be shared with SUPPLIER as appropriate.

“Bill of Materials”	or “BOM” is a list identifying all the Product’s components, their associated SUPPLIER part numbers, part revision level, their quantity per fully assembled unit, part cost, and Lead Time.

“BUYER”	means the party to this Agreement and/or Purchase Order as specified on its front page

“BUYER Provided Equipment”	means the BUYER specific manufacturing equipment, calibration equipment etc as set out in the Agreement or Purchase Order.

“Business Continuity Plan”	described in full within document QA-046.

“Change”	means any change, variation or amendment to this Agreement or a Purchase Order, including any change to the schedule, scope or pricing agreed to by the Parties

“Commitment period”	means the period when the BUYER is financially liable for the purchase of goods and other steps which the SUPPLIER is required to take in order to meet the BUYER’s order.

“Consumables”	refers to consumable items, or similar products necessary for CUSTOMER Product manufacture and test.

“Deliverables”	mean SUPPLIER responsibilities in the management of suppliers and supply chain, development of manufacturing processes, development of line and component Tooling, manufacturing of prototypes and Products, generation of Test Reports and Documentation, and meeting any other SUPPLIER performance objective under this Agreement or through an agreed to statement of work (as defined in Exhibit xx).

“Days”	means working days in accordance with the calendar of the country under which jurisdiction this Agreement is governed.

“Developments”	means any new inventions or technologies developed related to CUSTOMER Product created by SUPPLIER in connection with CUSTOMER’s paid performance under this Agreement.

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“Device Master Record”	means a document containing key information on specific or agreed upon components used in the manufacturing or assembly of the Product, examples include but are not limited to: serial numbers, date codes, lot numbers, software and hardware versions and the like.

“Documentation”	means the user and technical manuals and other documentation that may be prepared in accordance with the terms of this Agreement in connection with the manufacturing of the CUSTOMER Products (e.g. Product quality plan, CAD drawings, BOM, etc.).

“Intellectual Property Rights”	means all rights in patents, patent applications, copyrights, moral rights, trade secrets, mask works, Marks and other similar rights.

“Internal lead time”	means the time from the point when purchased components are received by the SUPPLIER until the product is delivered to the BUYER. The internal lead time varies in accordance with the complexity of the Product.

“Components”	means articles used by the SUPPLIER in production for deliveries to the BUYER.

“Customer-designed component”
means articles used by the SUPPLIER in production for deliveries to the BUYER which have been specially designed for the BUYER. Typically “ASIC”, pattern cards, mechanical components, spool material etc.

“Last Time Buy (LTB)”	means the last order that must be placed with a component supplier within an agreed date when the production of a component is to be terminated.

“Lead time”	means the time from the point when the SUPPLIER receives an order from the BUYER until the SUPPLIER delivers the product to the BUYER in accordance with this Agreement or as specified in a Purchase Order .

“Material price”	means the invoice price from the SUPPLIER’s subcontractor, including the SUPPLIER’s purchase costs and profit margin.

“Manufacturing Commencement Day”	means the day set out in the Agreement or Purchase Order on which the commercial manufacturing of the Product shall commence.

“Net Reduction”	refers to the total cost reduction realized by CUSTOMER after tooling costs, charges, fees and preparation costs to accommodate the Net Reduction.

“Pre-Existing Intellectual Property”	means any patent, trade secret, invention, work of authorship, mask work or protectable design that has been conceived or developed prior to the beginning of performance of this Agreement.

Pre-Manufacturing Phase”	means the phase during which the BUYER and the SUPPLIER shall prepare for the commercial manufacturing of the Products as further specified in the Agreement or Purchase Order.

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345 Pomroys Drive Windber, Pennsylvania 15963 USA
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“Product”	means each of the Product and Service Parts described in Appendix 3 and to be manufactured by SUPPLIER based on the mutually agreed upon Requirements and Specifications

“Discontinued component”	means a component that is no longer a part of the component manufacturer’s product portfolio.

“Requirements”	means the following: 1) Mutually agreed upon manufacturing Specifications, drawings, schematics, and BOMs, 2) Mutually agreed upon Quality control requirements, and 3) CUSTOMER mandated vendors listed on the CLIENT-AVL, and 4) CUSTOMER supplied or purchased manufacturing assembly instructions, manufacturing processes, test processes, fixtures and software, all which will be mutually agreed upon and used by SUPPLIER in meeting SUPPLIER Deliverables.

“Service”	means a service ordered by the BUYER and delivered by the SUPPLIER in relation to the Product.

“Site”	means the location and the facilities specified in the Agreement or Purchase Order in which SUPPLIER shall provide the Services

“Specification” or “Spec”	refers to mutually agreed upon technical attributes of a part, sub assembly or system, defined in order to ensure proper form, fit and functionality in order to meet test parameters and handling needs.

“Spot market”	means the market for the purchase and sale of components outside the SUPPLIER’s normal channels of supply.

“SUPPLIER”	means the Kitron group entity specified at the front page of this Agreement that shall provide the Services. For other services designated to the SUPPLIER under this Agreement and/or a Purchase Order, other Kitron entities may be involved

“Tooling”	means any part tooling or dies, or other property either built or acquired by SUPPLIER in connection with its performance of this Agreement.

*************

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345 Pomroys Drive Windber, Pennsylvania 15963 USA
Tel.: +1 814-467-6060 www.kitron.com	22

Kitron, MedAvail M&SA
THIS PAGE IS INTENTIONALLY LEFT BLANK

Notice: certain identified information has been excluded
from the exhibit because it is both (i) not material and
(ii) would be competitively harmful if publicly disclosed.
APPENDIX 2 - SPECIFICATIONS
This Appendix relates to the Manufacturing and Supply Agreement (“Agreement”), dated [ DATE], between KITRON TECHNOLOGIES, a Delaware company (“SUPPLIER"), and MedAvail Technologies Inc., an Ontario corporation (“CUSTOMER”).
The SUPPLIER and CUSTOMER shall work collaboratively to develop the specifications and in accordance with terms of, and their respective obligations under the Agreement.
All listed products, parts, or anything herein is subject to amendment from time to time in accordance with the change procedure under the Agreement.
As of August 12, 2020:

Level	Part Number	Rev	PCAS_Description	QTY
1	99-00653		[***]	1
2	07-01240	0	[***]	11
3	07-01970	0	[***]	4
4	99-00051		[***]	6
5	99-00572		[***]	1
6	01-00145-00	0	[***]	1
6.1	90-01704-00	0	[***]	1
6.2	99-00680		[***]	2
6.3	07-01977	0	[***]	5
6.4	07-01967	0	[***]	1
6.5	02-01497-00	4	[***]	1
6.6	02-01495-00	1	[***]	1
6.7	99-00080		[***]	2
6.8	99-00314		[***]	1
6.9	07-01503	0	[***]	4
6.10	02-01379-00	1	[***]	1
6.11	07-01966	0	[***]	4
6.12	03-00181	0	[***]	3
6.13	02-01494-00	6	[***]	1
6.14	99-00023		[***]	1
6.15	99-00028		[***]	1

Level	Part Number	Rev	PCAS_Description	QTY
6.16	07-01527	0	[***]	1
6.17	02-01068-00	0	[***]	2
6.18	02-01496-00	1	[***]	1
7	02-01210-00	0	[***]	1
8	99-00261		[***]	1
9	07-01238	0	[***]	10
10	07-01502	0	[***]	3
11	99-00649		[***]	1
12	01-00127-00		[***]	1
12.1	02-00729-00	0	[***]	1
12.2	07-00122		[***]	3
12.3	03-00085-00	0	[***]	1
12.4	90-00170-00	1	[***]	1
12.4.1	02-00703-00	0	[***]	1
12.5	02-00704-00	0	[***]	1
12.6	02-00728-00	0	[***]	1
12.7	03-00084-00	0	[***]	1
12.8	99-99833		[***]	3
12.9	02-00702-00	0	[***]	1
12.10	03-00086-00	0	[***]	1
13	94-00016 - Door Power_PCB	0		1
14	02-01031-00	0	[***]	1
15	07-01050	0	[***]	1
16	07-01504	0	[***]	8
17	07-01532	0	[***]	6
18	99-99510		[***]	1
19	01-00380-00	1	[***]	1
19.1	99-00641		[***]	1
19.2	02-03084-00	0	[***]	1
19.3	07-01504	0	[***]	1
19.4	99-99467		[***]	1

Level	Part Number	Rev	PCAS_Description	QTY
19.5	02-03086-00	0	[***]	1
19.6	93-01303-00	0	[***]	1
19.7	07-01967	0	[***]	23
19.8	01-00099-00	0	[***]	1
19.8.1	02-00920-00	0	[***]	1
19.8.2	07-00002		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]			[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	5
19.27.5	07-01964	0	[***]	[***]

Level	Part Number	Rev	PCAS_Description	QTY
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	30
19.31	01-00112-00	0	[***]	[***]

Level	Part Number	Rev	PCAS_Description	QTY
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	1
19.54	93-01300-00	[***]	[***]	[***]

Level	Part Number	Rev	PCAS_Description	QTY
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	2
26.4	07-01970	0	[***]	[***]

Level	Part Number	Rev	PCAS_Description	QTY
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	1
33.5	02-00733-00	0	[***]	[***]

Level	Part Number	Rev	PCAS_Description	QTY
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	1
40.17	02-00143-00	0	[***]	[***]

Level	Part Number	Rev	PCAS_Description	QTY
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	1
47.22	02-02236-00	1	[***]	[***]

Level	Part Number	Rev	PCAS_Description	QTY
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	1
47.53	07-01967	0	[***]	[***]

Level	Part Number	Rev	PCAS_Description	QTY
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	1
47.84	07-01966	0	[***]	[***]

Level	Part Number	Rev	PCAS_Description	QTY
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	1
54.6	02-00418-00	0	LIGHTPIPE, UI	1
54.7	02-03119-00	1	[***]	[***]

Level	Part Number	Rev	PCAS_Description	QTY
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	1
61.20	99-99427	[***]	[***]	1

Level	Part Number	Rev	PCAS_Description	QTY
61.21	02-03045-00	[***]	[***]	1
61.22	02-01491-00	[***]	[***]	1
61.23	93-01611-00	[***]	[***]	1
61.24	07-01993	[***]	[***]	6
61.25	WESTMONT MEDAVAIL SCANNER	[***]	[***]	1
61.26	99-99874	[***]	[***]	1
61.27	02-00441-00	[***]	[***]	1
61.28	02-01068-00	[***]	[***]	2
61.29	93-01613-00	[***]	[***]	1
61.30	07-01440	[***]	[***]	4
61.31	07-01527	[***]	[***]	3
61.32	99-00034	[***]	[***]	1
61.33	01-00149-00	[***]	[***]	1
61.33.1	02-01350-00	[***]	[***]	1
61.33.2	07-00158	[***]	[***]	1
61.33.3	02-01421-00	[***]	[***]	2
61.33.4	07-01408	[***]	[***]	16
61.33.5	99-00312	[***]	[***]	1
61.33.6	99-99848	[***]	[***]	1
61.33.7	02-01477-00	[***]	[***]	1
61.33.8	07-01968	[***]	[***]	4
61.33.9	99-00266	[***]	[***]	1
61.33.10	99-99811	[***]	[***]	1
61.33.11	02-00510-00	[***]	[***]	1
61.33.12	02-01065-00	[***]	[***]	1
61.33.13	07-00070	[***]	[***]	2
61.33.14	02-01351-00	[***]	[***]	1
61.33.15	99-99866	[***]	[***]	1
61.33.16	02-01475-00	[***]	[***]	1
61.33.17	07-01527	[***]	[***]	1
61.33.18	99-00311	[***]	[***]	1

Level	Part Number	Rev	PCAS_Description	QTY
61.33.19	99-99104	[***]	[***]	1
61.33.20	02-01478-00	[***]	[***]	1
61.33.21	07-01524	[***]	[***]	2
61.33.22	99-99810	[***]	[***]	1
61.33.23	02-01076-00	[***]	[***]	1
61.33.24	02-00520-00	[***]	[***]	1
61.33.25	02-01106-00	[***]	[***]	1
61.33.26	99-00308	[***]	[***]	1
61.33.27	02-01419-00	[***]	[***]	2
61.33.28	07-01976	[***]	[***]	25
61.33.29	99-99865	[***]	[***]	2
61.33.30	02-01476-00	[***]	[***]	1
61.33.31	07-01966	[***]	[***]	14
61.33.32	99-99897	[***]	[***]	1
61.33.33	99-99827	[***]	[***]	1
61.33.34	99-00154	[***]	[***]	1
61.33.35	02-01480-00	[***]	[***]	1
61.33.36	07-01530	[***]	[***]	2
61.33.37	07-00071	[***]	[***]	6
61.33.38	99-99818	[***]	[***]	4
61.33.39	02-00461-00	[***]	[***]	1
61.33.40	02-01064-00	[***]	[***]	1
61.34	02-01484-01	[***]	[***]	1
61.35	02-01324-00	[***]	[***]	1
61.36	02-02567-00	[***]	[***]	1
61.37	93-01610-00	[***]	[***]	1
61.38	07-01258	[***]	[***]	1
61.39	07-01966	[***]	[***]	14
61.40	99-00268	[***]	[***]	1
61.41	99-00099	[***]	[***]	1
61.42	02-03052-00	0	[***]	1

Level	Part Number	Rev	PCAS_Description	QTY
61.43	02-01446-00	0	[***]	1
61.44	93-01602-00	1	[***]	1
61.45	07-01239	0	[***]	7
61.46	07-01969	0	[***]	4
61.47	99-00486		[***]	8
61.48	99-00087		[***]	2
61.49	02-03049-00	0	[***]	1
61.50	02-01482-00	0	[***]	1
61.51	90-01600-00	1	[***]	1
61.52	07-01237	0	[***]	21
61.53	07-01502	0	[***]	12
61.54	99-00035		[***]	1
61.55	99-00097		[***]	1
61.56	02-03046-00	0	[***]	1
61.57	02-01488-00	1	[***]	1
61.58	93-01601-00	0	[***]	1
61.59	07-01407	0	[***]	2
61.60	07-01528	0	[***]	3
61.61	99-00430		[***]	1
61.62	99-99563		[***]	1
61.63	99-99801		[***]	2
61.64	02-03043-00	0	[***]	1
61.65	02-01492-00	0	[***]	1
61.66	93-01612-00	0	[***]	1
61.67	07-01333	0	[***]	4
61.68	07-01976	0	[***]	13
61.69	99-99963		[***]	5
61.70	02-00515-00	0	[***]	1
61.71	02-02909-00	0	[***]	3
61.72	93-01604-00	0	[***]	1
61.73	07-01275	0	[***]	4

Level	Part Number	Rev	PCAS_Description	QTY
61.74	07-01526	0	[***]	5
61.75	99-00264		[***]	2
61.76	01-00294-00	1	[***]	2
61.76.1	02-02358-00	1	[***]	1
61.76.2	94-00114 R1	0	[***]	1
61.76.3	07-01965	0	[***]	2
61.76.4	99-00043		[***]	1
61.76.5	07-01954	0	[***]	2
61.76.6	02-02359-00	0	[***]	1
61.77	02-01473-00	0	[***]	1
61.78	02-01424-00	1	[***]	1
61.79	93-01616-00	0	[***]	1
61.80	90-01602-00	1	[***]	1
61.81	93-01603-00	0	[***]	1
61.82	07-01241	0	[***]	1
61.83	07-01400	0	[***]	4
61.84	99-00265		[***]	1
61.85	99-99843		[***]	3
61.86	02-03051-00	0	[***]	1
61.87	02-01474-00	0	[***]	1
61.88	90-01601-00	0	[***]	1
61.89	07-01984	0	[***]	2
61.90	07-01968	0	[***]	24
61.91	99-00263		[***]	8
61.92	99-00075		[***]	4
61.93	02-03048-00	0	[***]	1
61.94	02-01483-00	0	[***]	1
61.95	90-01705-00	1	[***]	2
61.96	07-01504	0	[***]	4
61.97	07-01524	0	[***]	2
61.98	99-99913		[***]	1

Level	Part Number	Rev	PCAS_Description	QTY
61.99	02-03044-00	0	[***]	1
61.100	02-01489-00	1	[***]	1
61.101	93-01605-00	0	[***]	1
61.102	07-01974	0	[***]	1
61.103	99-99897		[***]	1
61.104	99-99869		[***]	1
61.105	02-03042-00	0	[***]	2
61.106	03-00252-00	0	[***]	2
61.107	93-01607-00	1	[***]	1
61.108	07-01964	0	[***]	10
61.109	07-01503	0	[***]	18
61.110	03-00349-00	0	[***]	1
61.111	02-01202-00	0	[***]	3
61.112	02-02923-00	1	[***]	1
61.113	93-01608-00	0	[***]	1
61.114	07-01274	0	[***]	2
61.115	07-01967	0	[***]	7
61.116	99-00162		[***]	1
61.117	94-00006-00	0	[***]	1
61.118	02-01432-00	1	[***]	1
62	02-01462-00	0	[***]	1
63	02-00935-00	0	[***]	2
64	07-01255	0	[***]	18
65	07-01226	0	[***]	19
66	04-00028-00	0	[***]	1
67	99-00057		[***]	3
68	01-00109-00		[***]	1
68.1	02-03122-00	1	[***]	1
68.2	02-00882-00	0	[***]	1
68.3	02-00506-00	0	[***]	1
68.4	02-00418-00	0	[***]	1

Level	Part Number	Rev	PCAS_Description	QTY
68.5	07-01526	0	[***]	9
68.6	02-03123-00	0	[***]	1
68.7	01-00070-00	0	[***]	1
68.7.1	90-01601-00	0	[***]	1
68.7.2	07-00122		[***]	2
68.7.3	07-00131		[***]	4
68.7.4	99-99833		[***]	2
68.7.5	07-00123		[***]	1
68.7.6	02-00730-00	0	[***]	1
68.7.7	07-00002		[***]	2
68.7.8	99-99571		[***]	1
68.8	02-03116-00	2	[***]	1
68.9	02-00509-00	0	[***]	1
68.10	02-00505-00	0	[***]	1
68.11	99-00646		[***]	2
68.12	02-02944-00	0	[***]	1
68.13	07-01502	0	[***]	4
68.14	02-03124-00	0	[***]	1
68.15	94-00108-02	0	[***]	1
68.16	02-00881-00	0	[***]	1
68.17	02-00507-00	0	[***]	1
68.18	99-00607		[***]	1
68.19	02-00417-00	0	[***]	1
68.20	07-01503	0	[***]	12
68.21	02-03130-00	0	[***]	1
69	02-01459-00	0	[***]	2
70	02-00876-00	0	[***]	1
71	07-01505	0	[***]	22
72	07-01503	0	[***]	19
73	07-00073		[***]	4
74	99-00674		[***]	3

Level	Part Number	Rev	PCAS_Description	QTY
75	01-00148-00	0	[***]	2
75.1	02-00938-00	0	[***]	1
75.2	02-00682-00	0	[***]	1
75.3	07-00245		[***]	4
75.4	99-99854	1	[***]	2
76	02-01455-00	0	[***]	2
77	02-00670-00	0	[***]	1
78	07-01420	0	[***]	2
79	07-01965	0	[***]	6
80	99-99570		[***]	1
81	99-99548	0	[***]	1
82	01-00011-00	1	[***]	1
82.1	99-99512		[***]	1
82.2	90-01700-00	0	[***]	1
82.2.1	99-00673		[***]	1
82.3	07-01975	0	[***]	1
82.4	99-99428		[***]	1
82.5	02-00102-00	0	[***]	1
82.6	07-01978	0	[***]	1
82.7	99-99429		[***]	1
82.8	99-99487		[***]	1
82.9	07-00116		[***]	2
82.10	07-01526	0	[***]	1
83	02-01273-00	0	[***]	1
84	02-01232-00	0	[***]	1
85	99-00652		[***]	1
86	07-01239	0	[***]	4
87	07-01968	0	[***]	9
88	99-00311		[***]	1
89	01-00120-00	0	[***]	1
89.1	07-01504	0	[***]	8

Level	Part Number	Rev	PCAS_Description	QTY
89.2	02-00902-00	0	[***]	2
89.3	07-01050	0	[***]	2
89.4	01-00121-00	0	[***]	1
89.4.1	07-01045	0	[***]	2
89.4.2	07-01506	0	[***]	6
89.4.3	02-03129-00	0	[***]	1
89.4.4	07-01255	0	[***]	14
89.4.5	02-01223-00	0	[***]	1
89.4.6	07-01984	0	[***]	4
89.4.7	99-00070		[***]	1
89.4.8	02-01226-00	0	[***]	1
89.4.9	07-01974	0	[***]	28
89.4.10	99-99931		[***]	1
89.4.11	02-01246-00	0	[***]	1
89.4.12	07-01532	0	[***]	12
89.4.13	99-99847		[***]	4
89.4.14	02-01391-00	0	[***]	2
89.4.15	07-01039	0	[***]	4
89.4.16	07-01431	0	[***]	2
89.4.17	02-01221-00	0	[***]	9
89.4.18	07-01254	0	[***]	8
89.4.19	99-00062		[***]	4
89.4.20	07-00105		[***]	6
89.4.21	02-01224-00	0	[***]	1
89.4.22	07-01022	0	[***]	12
89.4.23	99-00005		[***]	3
89.4.24	99-99793		[***]	1
89.4.25	99-00073		[***]	1
89.4.26	02-01227-00	0	[***]	1
89.4.27	07-01503	0	[***]	15
89.4.28	02-01247-00	0	[***]	1

Level	Part Number	Rev	PCAS_Description	QTY
89.4.29	07-01530	0	[***]	18
89.4.30	02-01454-00	0	[***]	1
89.4.31	07-01067	0	[***]	6
89.4.32	07-00192		[***]	6
89.4.33	01-00123-00	0	[***]	1
89.4.33.1	07-01238	0	[***]	2
89.4.33.2	02-01255-00	0	[***]	1
89.4.33.3	03-00127-00	0	[***]	1
89.4.33.4	07-01255	0	[***]	10
89.4.33.5	07-01503	0	[***]	4
89.4.33.6	07-00105		[***]	8
89.4.33.7	02-01268-00	0	[***]	2
89.4.33.8	07-01505	0	[***]	8
89.4.33.9	02-01254-00	0	[***]	1
89.4.33.10	02-01466-00	0	[***]	2
89.4.33.11	99-00049		[***]	1
89.4.34	02-03134-00	0	[***]	1
89.4.35	07-01430	0	[***]	18
89.4.36	02-01222-00	0	[***]	2
89.4.37	07-01253	0	[***]	2
89.4.38	02-01225-00	0	[***]	2
89.4.39	07-01975	0	[***]	8
89.4.40	99-99794		[***]	1
89.4.41	02-01245-00	0	[***]	1
89.4.42	07-01526	0	[***]	1
89.4.43	07-00133		[***]	2
89.4.44	02-01389-00	0	[***]	1
89.5	07-01529	0	[***]	8
89.6	02-01045-00	0	[***]	2
89.7	07-01238	0	[***]	8
89.8	07-00088		[***]	8

Level	Part Number	Rev	PCAS_Description	QTY
89.9	01-00082-00	1	[***]	2
89.9.1	07-01243	0	[***]	2
89.9.2	02-01020-00	0	[***]	1
89.9.3	02-00888-00	0	[***]	1
89.9.4	99-99967		[***]	1
89.9.5	07-01419	0	[***]
89.9.6	02-00989-00	0	[***]
89.9.7	07-01238	0	[***]
89.9.8	02-00903-00	0	[***]	1
89.9.9	99-99886	0	[***]	2
89.10	07-01408	0	[***]	8
89.11	01-00122-00		[***]	1
89.11.1	07-01045	0	[***]	4
89.11.2	02-01241-00	0	[***]	1
89.11.3	03-00179-00	0	[***]	6
89.11.4	07-01258	0	[***]	2
89.11.5	02-01261-00	0	[***]	1
89.11.6	07-01985	0	[***]	4
89.11.7	07-00088		[***]	2
89.11.8	99-00046		[***]	3
89.11.9	02-01278-00	0	[***]	1
89.11.10	07-01979	0	[***]	1
89.11.11	99-00044		[***]	1
89.11.12	03-00184-00	0	[***]	1
89.11.13	02-01373-00	0	[***]	1
89.11.14	07-01977	0	[***]	10
89.11.15	99-99886	0	[***]	1
89.11.16	02-00709-00	0	[***]	1
89.11.17	02-01392-00	0	[***]	1
89.11.18	07-01528	0	[***]	28
89.11.19	02-01007-00	0	[***]	6

Level	Part Number	Rev	PCAS_Description	QTY
89.11.20	02-01464-00	1	[***]	1
89.11.21	07-01042	0	[***]
89.11.22	01-00146-00	0	[***]	6
89.11.22	07-01945	0	[***]	2
89.11.22	02-00621-00	0	[***]	1
89.11.22	99-99910		[***]	1
89.11.22	99-99888		[***]	2
89.11.22	02-01467-00	0	[***]	1
89.11.23	02-01252-00	1	[***]	1
89.11.24	03-00114-00	0	[***]	1
89.11.25	07-01505	0	[***]	31
89.11.26	07-00197		[***]
89.11.27	99-00069		[***]	1
89.11.28	02-01267-00	0	[***]	1
89.11.29	07-01239	0	[***]	4
89.11.30	99-00070		[***]	1
89.11.31	02-01313-00	0	[***]	1
89.11.32	07-01978	0	[***]	28
89.11.33	03-00183-00	0	[***]	1
89.11.34	02-01374-00	0	[***]	1
89.11.35	07-01507	0	[***]	6
89.11.36	07-00133		[***]	20
89.11.37	99-00048		[***]
89.11.38	02-00905-00	0	[***]	4
89.11.39	02-01393-00	0	[***]	2
89.11.40	07-01534	0	[***]	6
89.11.41	02-01240-00		[***]	1
89.11.42	02-01470-00	0	[***]	2
89.11.43	07-01259	0	[***]	6
89.11.44	02-01260-00	0	[***]	1
89.11.45	07-01236	0	[***]	2

Level	Part Number	Rev	PCAS_Description	QTY
89.11.46	07-00152		[***]	6
89.11.47	99-00071		[***]	2
89.11.48	02-01275-00	0	[***]	1
89.11.49	07-01504	0	[***]	38
89.11.50	99-00049		[***]	5
89.11.51	02-01326-00	1	[***]	1
89.11.52	07-01410	0	[***]	4
89.11.53	02-00653-00	0	[***]	1
89.11.54	02-01375-00	0	[***]	1
89.11.55	07-01530	0	[***]	4
89.11.56	02-00943-00	0	[***]	1
89.11.57	02-01403-00	0	[***]	1
90	03-00350-00	0	[***]	1
91	02-01029-00	0	[***]	1
92	94-00111	0	[***]	1
93	07-01237	0	[***]	7
94	07-01959	0	[***]	4
95	99-99525	0	[***]	1
96	01-00385-00	1	[***]	1
96.1	02-01257-00	0	[***]	1
96.2	02-01129-00	0	[***]	1
96.3	90-01500-00	1	[***]	1
96.4	99-99943		[***]	1
96.5	02-01047-00	0	[***]	1
96.6	93-01501-00	0	[***]	1
96.7	07-01975	0	[***]	2
96.8	99-99504		[***]	1
96.9	99-99801		[***]	1
96.10	02-00500-00	0	[***]	2
96.11	07-01966	0	[***]	9
96.12	99-99912		[***]	1

Level	Part Number	Rev	PCAS_Description	QTY
96.13	07-01969	0	[***]	6
96.14	99-99823	0	[***]	2
96.15	02-01207-00	0	[***]	1
96.16	02-01043-00	0	[***]	1
96.17	93-01502-00	0	[***]	1
96.18	07-01723	0	[***]	2
96.19	99-99424		[***]	1
96.20	03-00104-00	0	[***]	1
96.21	07-01976	0	[***]	6
96.22	99-99540		[***]	1
96.23	99-99467		[***]	1
96.24	07-01400	0	[***]	6
96.25	99-99873		[***]	1
96.26	07-01968	0	[***]	21
96.27	02-03105-00	0	[***]	1
96.28	99-00311		[***]	3
96.29	07-00070		[***]	1
96.30	02-01145-00	0	[***]	1
96.31	90-01501-00	0	[***]	1
96.31.1	99-00666		[***]	1
96.32	94-00011	0	[***]	1
96.33	99-99944		[***]	1
96.34	02-01046-00	0	[***]	1
96.35	93-01500-00	1	[***]	1
96.36	07-01238	0	[***]	3
96.37	99-99425		[***]	1
96.38	02-00524-00	0	[***]	1
96.39	07-01967	0	[***]	6
96.40	99-99542		[***]	1
96.41	99-99971		[***]	1
96.42	07-01970	0	[***]	6

Level	Part Number	Rev	PCAS_Description	QTY
96.43	99-00267		[***]	1
96.44	99-99800		[***]	1
97	02-03104-00	1	[***]	1
98	02-00987-00	0	[***]	1
99	07-01061	0	[***]	6
100	07-01978	0	[***]	6
101	07-01528	0	[***]	4
102	99-00672		[***]	1
103	01-00126-00	1	[***]	1
103.1	90-01706-00	0	[***]	1
103.1.1	99-00051		[***]	1
103.2	93-01011-00	0	[***]	1
103.3	99-00052		[***]	1
103.4	99-99958		[***]	1
103.5	02-03108-00	0	[***]	1
103.6	94-00009-00	0	[***]	1
103.7	93-01007-00	0	[***]	1
103.8	99-99485		[***]	2
103.9	99-99772		[***]	2
103.10	93-01004-00	1	[***]	1
103.11	07-01975	0	[***]	6
103.12	93-01000-00	0	[***]	1
103.13	07-01977	0	[***]	4
103.14	93-01015-00	0	[***]	1
103.15	99-99852	0	[***]	1
103.16	02-03110-00	0	[***]	1
103.17	93-01012-00	0	[***]	1
103.18	02-03107-00	0	[***]	1
103.19	93-01010-00	0	[***]	1
103.20	94-00014	0	[***]	1
103.21	99-00250		[***]	2

Level	Part Number	Rev	PCAS_Description	QTY
103.22	02-01456-00	0	[***]	1
103.23	93-01008-00	1	[***]	1
103.24	99-99486		[***]	1
103.25	99-00645		[***]	1
103.26	93-01003-00	0	[***]	1
103.27	07-01407	0	[***]	3
103.28	93-01009-00	0	[***]	1
103.29	07-01503	0	[***]	8
103.30	02-03112-00	0	[***]	1
103.31	93-01013-00	0	[***]	1
103.32	02-03109-00	1	[***]	1
103.33	93-01014-00	0	[***]	1
103.34	94-00017	0	[***]	1
103.35	93-01005-00	0	[***]	1
103.36	99-00576	0	[***]	2
103.37	99-00249		[***]	2
103.38	02-01262-00	2	[***]	1
103.39	93-01006-00	1	[***]	1
103.40	07-01989	0	[***]	2
103.41	93-01002-00	0	[***]	1
103.42	07-01981	0	[***]	4
103.43	93-01001-00	1	[***]	1
103.44	07-01967	0	[***]	15
103.45	99-99937		[***]	1
103.46	02-03111-00	0	[***]	1
104	02-02001-00	0	[***]	1
105	02-00934-00	0	[***]	2
106	07-01989	0	[***]	7
107	07-01976	0	[***]	2
108	04-00030-00	0	[***]	1
109	99-00058		[***]	1

Level	Part Number	Rev	PCAS_Description	QTY
110	01-00097-00	0	[***]	1
110.1	02-00939-00	0	[***]	1
110.2	07-01969	0	[***]	11
110.3	99-00014	1	[***]	1
111	02-01468-00	0	[***]	1
112	02-00875-00	0	[***]	1
113	07-01531	0	[***]	4
114	07-01526	0	[***]	12
115	07-00105		[***]	8
116	99-99512		[***]	2
117	01-00015-00	1	[***]	1
117.1	07-01050	0	[***]	2
117.2	07-01528	0	[***]	2
117.3	99-99838		[***]	1
117.4	02-00133-00	0	[***]	1
117.5	07-01254	0	[***]	4
117.6	07-00116		[***]	1
117.7	99-00657		[***]	1
117.8	02-00173-00	0	[***]	1
117.9	02-00125-00	0	[***]	1
117.10	07-01974	0	[***]	28
117.11	99-00309		[***]	1
117.12	02-01084-00	0	[***]	1
117.13	07-01977	0	[***]	2
117.14	99-99537		[***]	1
117.15	02-00854-00	0	[***]	1
117.16	07-01526	0	[***]	10
117.17	02-00161-00	0	[***]	1
117.18	07-01970	0	[***]	4
117.19	07-00086		[***]	4
117.20	99-99825		[***]	1

Level	Part Number	Rev	PCAS_Description	QTY
117.21	99-99512		[***]	2
117.22	02-00153-00	0	[***]	1
117.23	07-01045	0	[***]	1
117.24	07-01534	0	[***]	1
117.25	07-00105		[***]	1
117.26	99-99903		[***]	2
117.27	99-99809		[***]	2
117.28	02-00127-00	0	[***]	1
117.29	07-01253	0	[***]	5
117.30	07-00107		[***]	3
117.31	99-99955		[***]	1
117.32	02-01005-00	0	[***]	2
117.33	07-01230	0	[***]	8
117.34	02-01085-00	0	[***]	2
117.35	07-01226	0	[***]	14
117.36	02-00852-00	0	[***]	4
117.37	07-01966	0	[***]	3
117.38	99-00658		[***]	3
117.39	02-00170-00	0	[***]	1
117.40	07-01530	0	[***]	5
117.41	99-99102		[***]	1
117.42	99-99812		[***]	1
117.43	02-00136-00	0	[***]	1
117.44	07-01256	0	[***]	11
117.45	07-00088		[***]	4
117.46	99-99495		[***]	1
117.47	99-99989		[***]	1
117.48	02-03097-00	0	[***]	1
117.49	02-00108-00	0	[***]	1
117.50	07-01238	0	[***]	4
117.51	02-01083-00	0	[***]	1

Level	Part Number	Rev	PCAS_Description	QTY
117.52	07-01978	0	[***]	7
117.53	02-00940-00	0	[***]	1
117.54	07-01976	0	[***]	4
117.55	07-00111		[***]	1
117.56	02-00851-00	0	[***]	1
117.57	07-01400	0	[***]	6
117.58	99-99826		[***]	1
117.59	99-99750		[***]	8
117.60	02-00154-00	0	[***]	1
118	02-01458-00	0	[***]	1
119	02-01054-00	0	[***]	1

Notice: certain identified information has been excluded
from the exhibit because it is both (i) not material and
(ii) would be competitively harmful if publicly disclosed.
APPENDIX 3
PRODUCT AND SERVICE PARTS; PRICING
This Appendix relates to the Manufacturing and Supply Agreement (“Agreement”), dated [ DATE], between KITRON TECHNOLOGIES, a Delaware company (“SUPPLIER"), and MedAvail Technologies Inc., an Ontario corporation (“CUSTOMER”).
Capitalized terms used in this Appendix, but not defined herein, shall have the respective meanings set forth in the Agreement, including any amendments or Appendices thereto.
The products, parts, and pricing herein are subject to amendment from time to time.
1.Pricing - Systems
Option# 1: Kitron will procure all BOM items per provided BOM’s PCBA’s procured from MedAvail’s current source, [***]

QTY	UNIT COST	EXTENDED
25	[***]	[***]
50	[***]	[***]
100	[***]	[***]
200	[***]	[***]
500	[***]	[***]
Option# 2: To provide cost savings, in this option Kitron will manufacture all PCBA’s.

QTY	UNIT COST	EXTENDED
25	[***]	[***]
50	[***]	[***]
100	[***]	[***]
200	[***]	[***]
500	[***]	[***]
Option# 3: To provide a greater cost savings, Kitron is actively working with our sub-contractors to quote an alternate manufacturer for the MedCenter Shell PN 01-00120-00. As we have previously discussed, due to the size and complexity, this pricing option will follow this proposal by approximately two weeks.

M&SA Appendix 3- Products & Service Parts; Pricing	1

2.Pricing – Accessories

PART NUMBER	DESCRIPTION	QTY	UNIT COST	EXTENDED
02-00971-00	[***]	25	[***]	[***]
02-00971-00	[***]	50	[***]	[***]
02-00971-00	[***]	100	[***]	[***]
02-00971-00	[***]	200	[***]	[***]
02-00971-00	[***]	500	[***]	[***]
02-00972-00	[***]	25	[***]	[***]
02-00972-00	[***]	50	[***]	[***]
02-00972-00	[***]	100	[***]	[***]
02-00972-00	[***]	200	[***]	[***]
02-00972-00	[***]	500	[***]	[***]
02-00973-00	[***]	25	[***]	[***]
02-00973-00	[***]	50	[***]	[***]
02-00973-00	[***]	100	[***]	[***]
02-00973-00	[***]	200	[***]	[***]
02-00973-00	[***]	500	[***]	[***]
02-00974-00	[***]	25	[***]	[***]
02-00974-00	[***]	50	[***]	[***]
02-00974-00	[***]	100	[***]	[***]
02-00974-00	[***]	200	[***]	[***]
02-00974-00	[***]	500	[***]	[***]
02-00975-00	[***]	25	[***]	[***]
02-00975-00	[***]	50	[***]	[***]
02-00975-00	[***]	100	[***]	[***]
02-00975-00	[***]	200	[***]	[***]
02-00975-00	[***]	500	[***]	[***]
02-00980-00	[***]	25	[***]	[***]
02-00980-00	[***]	50	[***]	[***]
02-00980-00	[***]	100	[***]	[***]
02-00980-00	[***]	200	[***]	[***]
02-00980-00	[***]	500	[***]	[***]
02-00981-00	[***]	25	[***]	[***]
02-00981-00	[***]	50	[***]	[***]
02-00981-00	[***]	100	[***]	[***]
02-00981-00	[***]	200	[***]	[***]
02-00981-00	[***]	500	[***]	[***]
02-00982-00	[***]	25	[***]	[***]
02-00982-00	[***]	50	[***]	[***]
02-00982-00	[***]	100	[***]	[***]
02-00982-00	[***]	200	[***]	[***]
02-00982-00	[***]	500	[***]	[***]
02-00983-00	[***]	25	[***]	[***]
02-00983-00	[***]	50	[***]	[***]
02-00983-00	[***]	100	[***]	[***]
02-00983-00	[***]	200	[***]	[***]
02-00983-00	[***]	500	[***]	[***]
02-00984-00	[***]	25	[***]	[***]

M&SA Appendix 3- Products & Service Parts; Pricing	2

PART NUMBER	DESCRIPTION	QTY	UNIT COST	EXTENDED
02-00984-00	[***]	50	[***]	[***]
02-00984-00	[***]	100	[***]	[***]
02-00984-00	[***]	200	[***]	[***]
02-00984-00	[***]	500	[***]	[***]
02-01176-00	[***]	25	[***]	[***]
02-01176-00	[***]	50	[***]	[***]
02-01176-00	[***]	100	[***]	[***]
02-01176-00	[***]	200	[***]	[***]
02-01176-00	[***]	500	[***]	[***]
02-01208-00	[***]	25	[***]	[***]
02-01208-00	[***]	50	[***]	[***]
02-01208-00	[***]	100	[***]	[***]
02-01208-00	[***]	200	[***]	[***]
02-01208-00	[***]	500	[***]	[***]
02-02385-00	[***]	25	[***]	[***]
02-02385-00	[***]	50	[***]	[***]
02-02385-00	[***]	100	[***]	[***]
02-02385-00	[***]	200	[***]	[***]
02-02385-00	[***]	500	[***]	[***]
02-03007-00	[***]	25	[***]	[***]
02-03007-00	[***]	50	[***]	[***]
02-03007-00	[***]	100	[***]	[***]
02-03007-00	[***]	200	[***]	[***]
02-03007-00	[***]	500	[***]	[***]
02-02385-00	[***]	25	[***]	[***]
02-02385-00	[***]	50	[***]	[***]
02-02385-00	[***]	100	[***]	[***]
02-02385-00	[***]	200	[***]	[***]
02-02385-00	[***]	500	[***]	[***]
3.NRE
Setup charges – Solder Stencils, SMT Programming, Test Setup, Tooling and Fixtures totals [***]. This includes the following vendor charges:

Part Number	Manufacturer	Vendor NRE
PWB's	[***]	[***]
01-00120-00	[***]	[***]
02-03072-00	[***]	[***]
02-03118-00	[***]	[***]
02-03119-00	[***]	[***]
[***].

M&SA Appendix 3- Products & Service Parts; Pricing	3

4.Price Breakout
Option# 1: Kitron procure PCBA’s from [***].

QTY	UNIT COST	LABOR EA	MATERIAL EA
25	[***]	[***]	[***]
50	[***]	[***]	[***]
100	[***]	[***]	[***]
200	[***]	[***]	[***]
500	[***]	[***]	[***]
Option# 2: Kitron manufacturing PCBA’s:

QTY	UNIT COST	LABOR EA	MATERIAL EA
25	[***]	[***]	[***]
50	[***]	[***]	[***]
100	[***]	[***]	[***]
200	[***]	[***]	[***]
500	[***]	[***]	[***]
5.Quality Control and Testing
Testing is included in the unit cost and includes the following:

PCBA	[***]	AOI	X-Ray	Flying Probe	Firmware load	Comment
94-00006-01 [***]	[***]	X	X	X	X	Firmware load via JTAG Boundary scan test
94-00008-04 [***]	[***]	X	X	X	X	Firmware load via JTAG Boundary scan test
94-0009-03 [***]	[***]	X	X	X	X	Firmware load via JTAG Boundary scan test
94-00105-04 [***]	[***]	X	X	X	X	Firmware load via JTAG Boundary scan test
94-00017-00 [***]	[***]	X		X
94-00011-00 [***]	[***]	X		X
94-00013-01 [***]	[***]	X		X
94-00014-02 [***]	[***]	X		X
94-00016-00 [***]	[***]	X		X
94-00108-02 [***]	[***]	X		X
94-00109 [***]	[***]	X		X
94-00111-01 [***]	[***]	X		X
94-00114-02 [***]	[***]	X		X

M&SA Appendix 3- Products & Service Parts; Pricing	4

Sub assembly	Visual inspection	Belt tension	Sensors	Camera alignment/ focus	Motors/ actuators	Barcode	Other	Comment
01-00011 [***]	X
01-00015 [***]	X	X	X		X
01-00017 [***]	X				X
01-00074 [***]	X	X	X	X	X
01-00075 [***]	X
01- 00097 [***]	X							[***]99-00014 Purchase part CoC from supplier
01-00109 [***]	X			X		X
01-00120 Med Center [***]	-	-	-		-		-	Purchase part with incoming inspection
01-00126	X
01-00127 [***]	X						Audio test
01-00141 [***]	X	X		X	X	X	Vacuum test	Includes sub assy 01-00294,
01- 00145	X		X		X

01-00148 [***] assy	X						Audio test
01-00150 [***]	X	X	X	X	X	X		Includes sub assys 01-00149, 01-00294
01-00380 [***]	X	X	X	X	X	X	Shimming to align pickhead	includes sub assys 01-00383, 01-00294, 01-00099, 01-00112, 01-00388, 01-00389
01- 00385 [***]	X	X	X		X
01-00387[***]	X			X		X

Sequencer/full system test	Fan Directions
Security System Checks
Door Locks
Signals Between the Security Controller and the VertX Controller
Zebra Printer Roll Status
Triggered Events by MedCenter Devices
Device Reset
All Node Reset
Test Super Access Card Without the MedCenter App Running to Ensure Operation
Provision a MedCenter as a MedOps User - Automap
Provision a MedCenter as a MedOps User - Camera Identification
Check if the Low Printer Paper Sensor is Working
Check if the Low Label Sensor is Working
Check if the Prescription Storage Bin Sensor is Working
Check the UPS - Unplug the MedCenter during a Dispense
MedCenter Ul Prevents User from Using Windows OS Shortcuts
MedCenter Shows Service Screen When a Physical Door is Opened
MedCenter Receives Pre-existing Access Cards Data when MedCenter Application Starts
MedCenter Receives Access Card Data When the MedCenter is Running
Verify LED Diffusers are installed and are working properly
Verify the privacy handset sits properly on its hanger
Sequencer test
6.Frieght
Estimated freight is [***] depending on the final US Destination.
The aforementioned products, parts, and pricing herein are subject to amendment from time to time.
[Remainder of page intentionally left blank. Signature Page follows]

M&SA Appendix 3- Products & Service Parts; Pricing	5

IN WITNESS WHEREOF, each Party hereto is the duly authorized signatory and has caused this Agreement to be duly executed as of the Effective Date.

For CUSTOMER:		For SUPPLIER:
Place:	Date: Aug 17, 2020	Place:	Date:
Signature: /s/ Ryan Ferguson		Signature:
Name: Ryan Ferguson		Name:
Title: CFO		Title:

M&SA Appendix 3- Products & Service Parts; Pricing	6

Appendix 4 - Purchase Order
This Purchase Order No. [X] (“PO-[X]”) is hereby made under the Manufacturing and Supply Agreement (“Agreement”), dated [ DATE], between KITRON TECHNOLOGIES, a Delaware company (“SUPPLIER"), and MedAvail Technologies Inc., an Ontario corporation (“CUSTOMER”).

Purchase Order Number To: (the “SUPPLIER”] [insert name and address]	Date: PST Number:

Ship To: Bill To:	Date: Delivery Required:
The above named purchaser (the “CUSTOMER”) hereby orders the following goods and parts from the above named SUPPLIER:

Quantity	Description Subtotal Goods and Services Tax [ ] Sales Tax Total	Unit Price	Amount
in accordance with the design and other specifications relating to each of the above products appended to the Agreement, and subject to the following shipping and delivery instructions [specify estimated delivery dates, method of shipment, etc.]
Special Order Terms: [complete as required]
SUPPLIER: please sign and return the attached acceptance copy:

MedAvail Technologies, Inc. Per: ___________________ [Authorized Officer]	Accepted this [ ] day of [ ], [20 ] Per: ___________________ [Authorized Officer]

M&SA Appendix 4 - Form of Purchase Order	1

Capitalized terms used in this Purchase Order, but not defined herein, shall have the respective meanings set forth in the Agreement, including any amendments or Appendices thereto.
This Purchase Order is subject to the following terms and conditions:
1.Acceptance of Conditions
(1)By accepting the order or any part of it, the SUPPLIER agrees to and accepts all of the following terms and conditions, and any other terms and conditions incorporated by reference or appended to this Purchase Order, and this order is open for acceptance only upon those terms and conditions.
(2)The CUSTOMER may insist upon strict compliance with these terms and conditions despite any previous custom, practice or course of dealing to the contrary.
2.Specifications
The CUSTOMER may make changes at any time and from time time to any specifications or drawings relating to the goods, but a reasonable adjustment may be made in the price by the SUPPLIER to cover any additional costs thereby incurred.
3.Invoices and Delivery Slips
(1)Delivery slips shall accompany all shipments of goods and in each case shall identify those goods shipped, previously shipped or back ordered, as the case may be and shall show the purchase order number, the place from which the goods were shipped, the name of the carrier and bill of lading number.
(2)All invoices shall be sent to the billing address stated on the Purchase Order and shall show the purchase order number stated on the obverse side of this Purchase Order, as well as the date of shipment.
(3)Foreign SUPPLIERs shall forward six properly certified Canada Customs invoices on the same day that shipment is made, together with all certificates required by law, and all such invoices shall show the purchase order number, case or container number and contents of each package to enter Canada separately.
4.Commencement of Cash Discount Period
The cash discount period available to the CUSTOMER shall commence on the later of the receipt by the CUSTOMER of either the goods or a correct invoice.
5.Delivery Required
(1)Where the SUPPLIER fails to deliver the goods on or before the Delivery Required date, the CUSTOMER may cancel this order or any part of it without prejudice to its other rights, and may return at the SUPPLIER’s expense part or all of any shipment of goods received after the Delivery Required date, unless such late shipment has been approved, and, irrespective of whether this orderis cancelled, the CUSTOMER may charge the SUPPLIER with any loss or expense sustained as a result of the late delivery or failure to deliver.
(2)Despite anything in this Purchase Order, where a Delivery Required date is stated on the Purchase Order, timely delivery is of the essence and the Seller shall be responsible to ensure that such delivery is made, and shall advise the CUSTOMER immediately of any anticipated delays and the reasons therefor.
6.Delivery and Shipment
(1)Goods shall not be deemed or construed to be delivered until actually received by the CUSTOMER at the place designated on the Purchase Order for shipment of the goods.

M&SA Appendix 4 - Form of Purchase Order	2

(2)The SUPPLIER shall notify the CUSTOMER forthwith where goods cannot be delivered in the quantities shown at the times specified in the delivery schedule.
(3)All goods shall be properly classified, described, packaged, marked and labelled by the SUPPLIER for shipment, and shall be in proper condition for transportation in accordance with any applicable provincial or federal laws or regulations, and the SUPPLIER shall indemnify and save the CUSTOMER harmless from any claims, penalties or damages incurred by the CUSTOMER as a result of the improper shipment of the Goods.
(4)Where by reason of a delay in shipment, it is necessary to make express or air express shipments of the goods in order to deliver the goods on the Delivery Required date, the CUSTOMER may direct that the goods be so shipped, and the difference between freight and express rates shall be for the account of the SUPPLIER.
(5)Except with the prior written consent of the CUSTOMER, all goods are to be shipped in the manner specified in the Purchase Order (or, if no method of shipment is specified, by the cheapest method of shipment), and where the goods are shipped by another method, the CUSTOMER may:
(a)refuse to accept delivery of the goods; or
(b)accept delivery of the goods, and deduct any extra cost incurred by the CUSTOMER by reason of their shipment by an improper method from the price payable to the SUPPLIER.
7.Right of Inspection
(1)All goods received shall be subject to the CUSTOMER’s inspection and rejection (and to the inspection and rejection of any Federal, Provincial or Municipal Government or agency, the permission of which is required to use the goods), and the SUPPLIER shall
(a)permit any accredited representative of the CUSTOMER or applicable Government or agency to attend at the plant, warehouse or other place of shipment;
(b)supply such samples of goods as the CUSTOMER or any representative of a Government or agency may reasonably request;
(c)provide all reasonable assistance to any representative of the CUSTOMER or any Government or agency, for the purpose of testing or otherwise inspecting the goods.
(2)The SUPPLIER shall bear the cost of delivery and inspection of defective, non-conforming, unordered or otherwise rejected goods.
(3)No rejected goods shall be replaced without a new purchase order.
(4)Where additional work is required to meet specification requirements, that work shall be arranged forthwith by the SUPPLIER, and shall be carried out at no extra cost to the CUSTOMER.
(5)Unauthorized late deliveries, unordered goods, defective goods, and goods not in accordance with the CUSTOMER’s specifications shall be held for 30 days for the SUPPLIER’s instructions and at the SUPPLIER’s risk, and where the SUPPLIER so directs, shall be returned at the SUPPLIER’s expense.
(6)Payment for goods prior to inspection shall not constitute an acceptance of those goods.
(7)Where goods are rejected, any allowance for the price of those goods shall be deducted from payments made in respect of total shipments.

M&SA Appendix 4 - Form of Purchase Order	3

8.Exact Order
(1)This Purchase Order is for the exact quantity stated, and no overrun will be chargeable to the CUSTOMER unless approved by the CUSTOMER in writing prior to shipment.
(2)No costs additional to those stated on the obverse side of this Purchase Order shall be chargeable to the CUSTOMER unless approved by the CUSTOMER in writing prior to shipment.
(3)there shall be no back-order except with the written approval of the CUSTOMER.
9.Payment and Invoicing.
Invoices and bills of lading showing full routing should be dated and mailed at the time of shipment and a separate invoice must be made for each destination showing point of shipment and how shipped. Invoices bearing transportation charges must be supported with attached original receipted transportation bills and, in the case of consolidated carload shipments, must show weight and rate. The discount period, if any, stated in the face of the purchase order shall be calculated from the date of receipt by CUSTOMER of a proper invoice from Seller.
10.Compliance with Laws; Standards and Testing.
Seller represents and warrants that all materials furnished hereunder, and Seller's manufacturing thereof, complies with all applicable laws, ordinances, rules and regulations ("Laws") [and each chemical substance sold hereunder has been reported to the US Environmental Protection Agency (EPA) as required by the Toxic Substances Control Act and regulations, for inclusion in the inventory of chemical substances compiled by the Administrator of the EPA]. Seller shall treat materials prior to shipment to CUSTOMER in accordance with testing standards requested by CUSTOMER, and shall furnish CUSTOMER certifications in support thereof.
10. Inspection and Rejection. Materials are subject to inspection, test, and acceptance by CUSTOMER and the ultimate purchaser. CUSTOMER shall have a reasonable number of days from the date of arrival to inspect the materials and notify Seller of any non-conformity to the order specifications (including quantity and delivery dates). Such inspection may not occur until final sale of the materials to CUSTOMER's customers. CUSTOMER reserves the right to reject any material, even after delivery and inspection at customer's site, which does not fulfill the specifications of the order or time of delivery and (i) return rejected materials to Seller at Seller's risk and expense for full credit at the order price without prejudice to any right to other damages for such breach, (ii) to require Seller at Seller's expense to replace rejected materials at the unit price of this order, or (iii) consider this order breached as to the rejected quantity and cancelled as to any unfulfilled portion of this order, and to hold Seller liable for such breach and cancellation. Seller is not relieved of the responsibility imposed by this clause, either as to proper packaging, quantity of materials or specifications, by reason of acceptance by CUSTOMER.
11.Force Majeure
If the manufacture, transfer or receipt or use by either party of any materials covered hereby is prevented, restricted or interfered with by reason of any event beyond the reasonable control of the party so affected, such party, upon prompt notice to the other party (and in the case of CUSTOMER, prior to actual shipment), shall be excused from making or taking deliveries hereunder to the extent of such prevention, restriction or interference but, at CUSTOMER's option, deliveries so omitted shall be made upon notice thereof to Seller, upon cessation of such contingency.
12.Warranties By SUPPLIER
In addition to the Warranties provided for under the Agreement, SUPPLIER warrants that all goods shall
Seller represents that with respect to all materials, supplies and equipment (herein collectively referred to as "materials") delivered and services furnished hereunder: (i) title shall be good, merchantable, rightful and the materials free of any security interest, lien or encumbrance; (ii) that materials will be new, free from defects in material and workmanship, be of quality, size, description and dimension required by CUSTOMER, be fit for the purpose for which they are purchased and will meet the specifications, if any, and that Seller's services will be performed in a skillful and workmanlike manner; and (iii) the materials, the process by which they are made, the

M&SA Appendix 4 - Form of Purchase Order	4

use for which they are designed by Seller and CUSTOMER's use of the materials will not infringe any patent, trademark, copyright or other rights of any third parties (“Intellectual Property Rights"). This express warranty shall not be deemed waived by reason of either or both the receipt of the materials and payment therefore by CUSTOMER. The foregoing is in addition to any and all other express or implied warranties applicable to the materials purchased hereunder.
13.INTELLECTUAL PROPERTY
Unless otherwise expressly agreed in writing to the contrary and subject the Agreement, any invention or intellectual property first made or conceived by SUPPLIER in the performance of this Purchase Order or which is derived from or based on the use of information supplied by CUSTOMER shall be considered to be the property of CUSTOMER, and SUPPLIER shall execute such documents necessary to perfect CUSTOMER’s title thereto. Unless otherwise expressly agreed in writing to the contrary and to the Agreement, any work performed pursuant to this Purchase Order which includes any copyright interest shall be considered a “work made for hire.”
14.CUSTOMER's Property. All tools, dies, patterns, designs, molds, drawings, specifications, and other data or papers, and the like furnished by CUSTOMER to Seller in connection with this order by CUSTOMER remains the property of CUSTOMER. In the event materials furnished by CUSTOMER to Seller include any intellectual property of CUSTOMER, Seller is granted a non-exclusive, non-transferable, non-sublicenseable and non-assignable license required only for the production of materials under this order, and shall use CUSTOMER's intellectual property only for that purpose. Except for this license, no right, interest, ownership or privilege of use of CUSTOMER's intellectual property shall inure to the benefit of Seller.
15.Amendment
No modifications of, or additions to, the provisions or conditions of this Purchase Order will become part of it unless accepted in writing by the CUSTOMER.
16.Assignment
This Purchase Order may not be assigned, sub-contracted or otherwise transferred in whole or in part to any other SUPPLIER, except with the prior written consent of the CUSTOMER.
17.Dispute Resolution. Any dispute, controversy or claim arising out of or related in any way to this purchase order shall be resolved pursuant to the mechanisms found in the Agreement.
[Remainder of page intentionally left blank. Signature Page follows]

M&SA Appendix 4 - Form of Purchase Order	5

IN WITNESS WHEREOF, each Party hereto is the duly authorized signatory and has caused this Agreement to be duly executed as of the Effective Date.

For CUSTOMER:		For SUPPLIER:
Place:	Date:	Place:	Date:
Signature:		Signature:
Name:		Name:
Title:		Title:

M&SA Appendix 4 - Form of Purchase Order	6

Kitron, MedAvail M&SA
THIS PAGE IS INTENTIONALLY LEFT BLANK

Appendix 5 - Change Order Form
This Change Order No. [X] (“CO-[X]”) is hereby made on [DATE].
This form, along with the MedAvail EC Template (set out as Appendix 5.1) are made under the Manufacturing and Supply Agreement (“Agreement”), dated [ DATE], between KITRON TECHNOLOGIES, a Delaware company (“SUPPLIER"), and MedAvail Technologies Inc., an Ontario corporation (“CUSTOMER”).
This Change Order is an amendment to [the above-referenced Agreement] OR [Purchase Order Number [PO#], dated [ DATE] between SUPPLIER and CUSTOMER, the terms of which are hereby incorporated into this Change Order by this reference. In the event of any conflict between the Agreement and this Change Order, the terms of [the Agreement (or) this Change Order] shall prevail. All other terms of the Agreement shall remain in full force and effect.
The Agreement is hereby amended to reflect the changes as follows: [DELETE / AMEND AS REQUIRED]
1.[FOR EC CHANGES] per the attached MedAvail EC Form.
2.[FOR WORDING CHANGES] The following line items of Services set forth in [applicable provision or exhibit to the Agreement being changed] shall be added or deleted from the Agreement as described below:
Change: [set out change]
Reason: [basis for the change, such as change in conditions, change in law, etc.]
3.[SUPPLIER shall complete the project by [date], instead of the dates listed in the Agreement.]
4.[Pursuant to this Change Order, the SUPPLIER shall perform the Services with different personnel, materials, methods, or procedures than as what set forth in the Agreement as described below:
[ ]
5.[The price for the Services [shall not change (or) shall change as described below: [Original amount; New amount; changed increase or decrease]
These changes are accepted and agreed by the Parties, to become effective as of [effective date of Change Order] by the duly authorized signatories that follow.

For CUSTOMER:		For SUPPLIER:
Place:	Date:	Place:	Date:
Signature:		Signature:
Name:		Name:
Title:		Title:

M&SA Appendix 5 – Change Order Form	1

APPENDIX 5.1 - CHANGE ORDER MEDAVAIL EC TEMPLATE

MedAvail Engineering Change Notice
EC Number:

Date:								EC Purpose:
EC Revision:		Change Scope MFG:
Requestor:								Applicable M/C's:	☐4.2B	☐M5
EC Lead:		Change Scope FIELD:							☐4.2C
Approved By:									☐4.3

EC Description

Description of Issue and Change

Affected Parts and BOM's
Change Code	Assembly #	Description	Part Number	Qty	Manufacturer	MEP	Rev	RoHS	Stock Disposition	Notes

Firmware/Software Version Requirements
Device/Node/App.	Version	Dependency Type	Notes

Documentation Changes (Setup/Provisioning/Commissioning/Configuration)
Document Name		Section	What Changed/Notes

Setup/Provisioning/Commissioning/Configuration Requirements
Document Name		Steps	Notes

Testing Requirements
Stage	Test Description (Give Specifics: Describe Packages, Number of Cycles etc..)
Development
QA
Assembly Line
Finished Inventory
Machine in Field